      As filed with the Securities and Exchange Commission on May 24, 2007

                                                     Registration No. 333-141980

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

    [X] Pre-Effective Amendment No. 1 [ ] Post-Effective Amendment No. ____

                        (Check appropriate box or boxes)

                                ICAP FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                   51 Madison Avenue, New York, New York 10010
                    (Address of Principal Executive Offices)

                                 (212) 576-7000
                  (Registrant's Area Code and Telephone Number)

                         Marguerite E.H. Morrison, Esq.
                     New York Life Investment Management LLC
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and Address of Agent for Service)

                                 With a copy to:

                             Sander M. Bieber, Esq.
                                   Dechert LLP
                                1775 I Street, NW
                              Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended. Accordingly, no fee is payable herewith because of reliance upon Section 24(f).

                               ECLIPSE FUNDS INC.
                          MAINSTAY ALL CAP VALUE FUND
                               51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                        SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD WEDNESDAY, JULY 16, 2007

To Our Shareholders:


     The Board of Directors of Eclipse Funds Inc. (the "Company") has called a Special Meeting of Shareholders ("Special Meeting") of the MainStay All Cap Value Fund (the "All Cap Value Fund"). The Special Meeting is scheduled for 10:00 a.m., Eastern Time, on Monday, July 16, 2007, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.



     The Company, a Maryland corporation, currently offers fifteen separate series of funds. The accompanying Notice of Special Meeting and Proxy Statement relate solely to the All Cap Value Fund.



     At the Special Meeting, shareholders of the All Cap Value Fund, a series of the Company, will be asked to consider and vote upon the following proposal:



          1. To approve an Agreement and Plan of Reorganization providing for
     (i) the reorganization of the All Cap Value Fund into the MainStay ICAP Equity Fund (may be referred to herein as the "ICAP Equity Fund" and, together with the All Cap Value Fund, the "Funds"), a series of ICAP Funds, Inc., a Maryland corporation; and (ii) the subsequent redemption of the shares and termination of the All Cap Value Fund; and



          2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.


     The Board of Directors of the Company, after careful consideration, unanimously approved the proposal and recommends that shareholders vote "FOR" the proposal.


     If the proposal is approved by the shareholders, you will become a shareholder of the ICAP Equity Fund, on the date that the Reorganization occurs. The Board of Directors believes that the Reorganization would benefit the shareholders of the All Cap Value Fund with cost savings due to economies of scale from combined portfolio assets, and would provide the potential for additional benefits over time through an improved potential for higher investment returns. NYLIM, the investment adviser to the Funds, believes that this initiative also will create a stronger, more cohesive family of funds.

     As a shareholder of the All Cap Value Fund, you are being asked to consider and vote upon an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the strategies and expenses of the Funds for your evaluation.



     A Proxy Statement/Prospectus that describes the Reorganization is enclosed. Your vote is very important to us regardless of the amount of shares of the All Cap Value Fund you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. You may cast your vote by simply completing, signing and returning the enclosed proxy card by mail in the postage-paid envelope provided or follow the instructions on the voting instruction card for authorizing your proxy by touch-tone telephone or on the Internet. If you have any questions before you vote, please contact the Fund by calling toll-free 1-800-624-6782. It is important that your vote be received no later than the time of the Special Meeting on Monday, July 16, 2007.


     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                       Sincerely,

                                       /s/ Stephen P. Fisher
                                       Stephen P. Fisher
                                       President
                                       Eclipse Funds Inc.

                               ECLIPSE FUNDS INC.
                          MAINSTAY ALL CAP VALUE FUND
                               51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 16, 2007

TO OUR SHAREHOLDERS:


     NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") of the MainStay All Cap Value Fund (the "All Cap Value Fund"), a series of Eclipse Funds Inc., a Maryland Corporation (the "Company"), will be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on Monday, July 16, 2007, at 10:00 a.m. Eastern Time.



     At the Special Meeting, shareholders of the All Cap Value Fund, a series of the Company, will be asked to consider and vote upon the following proposal:



          1. To approve an Agreement and Plan of Reorganization providing for
     (i) the reorganization of the All Cap Value Fund into the MainStay ICAP Equity Fund (may be referred to herein as the "ICAP Equity Fund" and, together with the All Cap Value Fund, the "Funds"), a series of ICAP Funds, Inc., a Maryland corporation; and (ii) the subsequent redemption of the shares and termination of the All Cap Value Fund; and



          2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.



     Your attention is directed to the accompanying combined Proxy Statement/Prospectus for further information regarding the Special Meeting and the proposal above. You may vote at the Special Meeting if you are the record owner of shares of the All Cap Value Fund as of the close of business on May 2, 2007 (the "Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may authorize your proxy by simply completing, signing and returning the enclosed proxy card by mail in the postage-paid envelope provided or follow the instructions on the voting instruction card for authorizing your proxy by touch-tone telephone or on the Internet.


     Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Fund for additional information by calling toll-free 1-800-624-6782.


                                       By Order of the Board of Directors

                                       -s- Marguerite E. H. Morrison
                                       Marguerite E. H. Morrison
                                       Marguerite E. H. Morrison
                                       Secretary

                                       May 31, 2007

                             ---------------------

                               IMPORTANT NOTICE:
YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. PLEASE VOTE
     BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED
INSTRUCTIONS TO AUTHORIZE YOUR PROXY BY TELEPHONE OR OVER THE INTERNET. YOU CAN
 HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING
                              THE ENCLOSED PROXY.
                             ---------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     THE FOLLOWING GENERAL RULES FOR SIGNING PROXY CARDS MAY BE OF ASSISTANCE TO YOU AND MAY HELP AVOID THE TIME AND EXPENSE INVOLVED IN VALIDATING YOUR VOTE IF YOU FAIL TO SIGN YOUR PROXY CARD PROPERLY.

          1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

     FOR EXAMPLE:

REGISTRATION                                   VALID
------------                    ------------------------------------
CORPORATE ACCOUNTS
(1) ABC Corp.................   ABC Corp. John Doe, Treasurer
(2) ABC Corp.................   John Doe
(3) ABC Corp. c/o John Doe...   John Doe
(4) ABC Corp. Profit Sharing
  Plan.......................   John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership......   Jane B. Smith, Partner
(2) Smith and Jones, Limited
  Partnership................   Jane B. Smith, General Partner
TRUST ACCOUNTS
(1) ABC Trust................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
  u/t/d 12/28/78.............   Jane B. Doe, Trustee u/t/d/ 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o
  John B. Smith, Jr. UGMA/
  UTMA.......................   John B. Smith, Custodian f/b/o/ John
                                B. Smith Jr., UGMA/UTMA
(2) Estate of John B.
  Smith......................   John B. Smith, Jr., Executor Estate
                                of John B. Smith

     PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

          1. AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

          2. AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging into the Internet site located on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

          3. VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid return envelope provided.

          4. VOTE IN PERSON AT THE SPECIAL MEETING.

                           PROXY STATEMENT/PROSPECTUS

                                  MAY 24, 2007


ECLIPSE FUNDS INC.
ICAP FUNDS, INC.

                               51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                                 (212) 576-7000

                              PROXY STATEMENT FOR:
                          MAINSTAY ALL CAP VALUE FUND

                                PROSPECTUS FOR:
                           MAINSTAY ICAP EQUITY FUND

INTRODUCTION


     This combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of Eclipse Funds Inc. (the "Company"), a Maryland corporation, on behalf of the MainStay All Cap Value Fund (the "All Cap Value Fund"), for a Special Meeting of Shareholders of the All Cap Value Fund ("Special Meeting"). The Special Meeting will be held on Monday, July 16, 2007 at 2:00 p.m., Eastern Time, at the offices of New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, N.J. 07054.


     As is more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization (the "Reorganization") as described below:


          1. To approve an Agreement and Plan of Reorganization providing for
     (i) the reorganization of the All Cap Value Fund into the MainStay ICAP Equity Fund (may be referred to herein as the "ICAP Equity Fund" and, together with the All Cap Value Fund, the "Funds"), a series of ICAP Funds, Inc., a Maryland corporation; and (ii) the subsequent redemption of the shares and termination of the All Cap Value Fund; and


          2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.


     Because shareholders of the All Cap Value Fund are being asked to approve the Agreement and Plan of Reorganization that will result in a transaction in which the All Cap Value Fund shareholders will hold shares of the ICAP Equity Fund, this Proxy Statement/Prospectus also serves as a Prospectus for the ICAP Equity Fund, a series of ICAP Funds, Inc. ICAP Funds, Inc. was organized as a Maryland corpo-ration on November 1, 1994. Both the All Cap Value Fund and the ICAP Equity Fund are part of the MainStay mutual fund complex.



     The All Cap Value Fund offers Class A, Class B, Class C and Class I shares (each a "Class"). This Prospectus describes the Class A, Class C and Class I shares of the ICAP Equity Fund. The ICAP Equity Fund does not offer Class B shares. As shown in the chart below, holders of a Class of shares of the All Cap Value Fund will receive shares of the same Class of shares of the ICAP Equity Fund in an amount equal to the value of their All Cap Value Fund shares, except that holders of Class B shares of the All Cap Value Fund will receive Class A shares of the ICAP Equity Fund.



------------------------------------------------
BEFORE REORGANIZATION       AFTER REORGANIZATION
ALL CAP VALUE FUND            ICAP EQUITY FUND
 SHAREHOLDERS                   SHAREHOLDERS
   Class A                        Class A
------------------------------------------------
   Class B                        Class A
------------------------------------------------
   Class C                        Class C
------------------------------------------------
   Class I                        Class I
------------------------------------------------



     Like the All Cap Value Fund, the ICAP Equity Fund is a series of an open-end management investment company. Its investment objective is to seek a superior total return with only a moderate degree of risk. The All Cap Value Fund seeks maximum long-term total return from a combination of capital growth and income. As discussed more fully below, while both Funds seek total return as an objective, each Fund uses different investment policies to seek that objective.



     This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that shareholders of the All Cap Value Fund should know about the ICAP Equity Fund before voting on the Reorganization. A Statement of Additional Information ("SAI") relating to this Proxy Statement/Prospectus, dated May 1, 2007, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies and restrictions of the Funds, see the Prospectus and SAI for Eclipse Funds Inc., dated March 1, 2007, and the Prospectus and SAI for ICAP Funds, Inc., dated May 1, 2007, as supplemented from time to time, which also are incorporated herein by reference.



     Each Fund also provides periodic reports to its shareholders that highlight certain important information about the Funds, including investment results and financial information. The annual report dated December 31, 2006 for the ICAP Equity Fund is incorporated herein by reference. The annual report dated October 31, 2006 for the All Cap Value Fund is incorporated herein by reference. You may receive a copy of the most recent Prospectus, SAI and annual report for each of the Funds, without charge, by contacting MainStay Investments, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-624-6782.



     You may copy and review information about each Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.


     THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                            PAGE
                                                            ----
SUMMARY
  The Reorganization......................................     6
  Board Recommendation....................................     8
COMPARATIVE INFORMATION RELATING TO THE REORGANIZATION....     8
  Comparison of Investment Objectives, Strategies, Risk
     Factors and Management...............................     8
  Description of Fund Class...............................    16
  Purchase, Redemption and Exchange Features..............    16
  Comparison of Fees and Expenses.........................    16
  Examples................................................    21
  Performance of the ICAP Equity Fund.....................    21
INFORMATION ABOUT THE REORGANIZATION......................    24
  The Reorganization Agreement............................    24
  Reasons for the Reorganization..........................    25
  Board Considerations....................................    26
  Tax Considerations......................................    27
  Expenses of the Reorganization..........................    27
  Material Differences in the Rights of Fund
     Shareholders.........................................    28
INFORMATION ABOUT MANAGEMENT OF THE FUNDS.................    28
  The Board of Directors..................................    28
  The Investment Adviser..................................    28
  Subadvisors.............................................    30
  Portfolio Managers......................................    31
MORE ABOUT INVESTMENT STRATEGIES AND RISKS................    32
PURCHASE AND REDEMPTION OF SHARES.........................
  Shareholder Guide.......................................    36
TAXES, DIVIDENDS AND DISTRIBUTIONS........................    66
  Fund Earnings...........................................    66
  Understand the Tax Consequences.........................    68
VOTING INFORMATION........................................    69
  Voting of Proxies.......................................    69
  Quorum Requirements.....................................    70
  Votes Necessary to Approve the Proposal.................    70

                                                            PAGE
                                                            ----
  Adjournments............................................    70
  Payment of Solicitation Expenses........................    70
  Other Matters to Come Before the Special Meeting........    71
  Future Shareholder Proposals............................    71
OTHER INFORMATION.........................................    72
  Financial Highlights....................................    72
  Form of Organization....................................    72
  Distributor.............................................    72
  Custodian...............................................    73
  Independent Registered Public Accounting Firm...........    73
  Shareholder Reports.....................................    73
  Information Requirements................................    73
  Beneficial Share Ownership of Officers and Directors....    74
  Beneficial Share Ownership of Shareholders..............    74
  Capitalization..........................................    76
EXHIBITS
  Form of Agreement and Plan of Reorganization for the
     MainStay ICAP Equity Fund and MainStay All Cap Value
     Fund.................................................     A
  Financial Highlights of the MainStay ICAP Equity Fund...     B
  Management's Discussion of Fund Performance.............     C

                                    SUMMARY

     This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/ Prospectus and the Agreement and Plan of Reorganization ("Reorganization Agreement"), a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read each Fund's Prospectus.

THE REORGANIZATION


     At meetings on March 29-30, 2007, the Boards of Directors of the Company and ICAP Funds, Inc., in each case by a unanimous vote, approved the Reorganization Agreement. Subject to the approval of the shareholders of the All Cap Value Fund, the Reorganization Agreement provides for:



     - the acquisition of all of the assets and the assumption of all of the liabilities of the All Cap Value Fund by the ICAP Equity Fund in exchange for shares of common stock of the ICAP Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the All Cap Value Fund;



     - the distribution of shares of the ICAP Equity Fund to the shareholders of the All Cap Value Fund; and



     - the complete termination of the All Cap Value Fund.



     The Reorganization is subject to approval by the shareholders of the All Cap Value Fund. The Reorganization, if approved by shareholders, is scheduled to be effective upon the close of business on July 26, 2007, or on such later date as the parties may agree ("Closing Date"). As a result of the Reorganization, each shareholder of the All Cap Value Fund will become the owner of the number of full and fractional shares of the ICAP Equity Fund, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's All Cap Value Fund shares as of the close of business on the Closing Date. The All Cap Value Fund offers Class A, Class B, Class C and Class I shares (each a "Class"). Holders of a Class of shares of the All Cap Value Fund will receive shares of the same Class of shares of the ICAP Equity Fund in an amount equal to the value of their All Cap Value Fund shares, except that holders of Class B shares of the All Cap Value Fund will receive Class A shares of the ICAP Equity Fund.



     Shareholders of Class B shares of the All Cap Value Fund will not be assessed a contingent deferred sales charge in connection with the Reorganization. Moreover, once the Reorganization is complete, the former holders of Class B shares of the All Cap Value Fund will no longer be subject to a contingent deferred sales charge, as Class A shares of the ICAP Equity Fund generally do not assess such a charge upon redemption.



     The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. See "INFORMATION ABOUT THE REORGANIZATION," below. Immediately prior to the reorganization, the All Cap Value Fund, to the extent necessary, will pay dividends and capital gain distributions to shareholders. All Cap Value Fund shareholders may be responsible for the tax consequences of these distributions.



The Reorganization will not affect your right to purchase and redeem shares, to exchange among other series of the MainStay Funds with which you would have been able to exchange prior to the Reorganization, and to receive dividends and other distributions (except that after the Reorganization, you will receive any dividends and distributions from the ICAP Equity Fund rather than the All Cap Value Fund).



     IN CONSIDERING WHETHER TO APPROVE THE REORGANIZATION INVOLVING THE ACQUISITION OF THE ALL CAP VALUE FUND'S ASSETS AND LIABILITIES BY THE ICAP EQUITY FUND, YOU SHOULD NOTE THAT:


     - Both Funds have similar, although not identical, investment objectives and principal investment strategies, and are both classified in the Morningstar Large Value category;


     - Total assets in the All Cap Value Fund and the ICAP Equity Fund as of January 31, 2007 were $160.3 million and $1.01 billion, respectively.



     - Although past performance is not a guarantee of future results, historically, the ICAP Equity Fund has outperformed the All Cap Value Fund. Institutional Capital LLC ("ICAP"), the ICAP Equity Fund's subadvisor, has managed the Fund since its inception on December 31, 1994.



     - Shareholders of the All Cap Value Fund are expected to benefit from economies-of-scale with two portfolios becoming one larger portfolio, resulting in lower total expenses for shareholders that held All Cap Value Fund shares per pro forma calculations. Shareholders of the ICAP Equity Fund will benefit from a new contractual limitation on the Fund's overall operating expenses.



     Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares of the All Cap Value Fund entitled to vote and present in person or by proxy, as specified under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder. See "VOTING INFORMATION" below.



BOARD RECOMMENDATION



     For the reasons set forth below in "Reasons for the Reorganization," the Directors of the All Cap Value Fund, including all of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) (the "Independent Directors"), have concluded that the Reorganization would be in the best interests of the shareholders of the All Cap Value Fund, and that the interests of the All Cap Value Fund's existing shareholders would not be diluted as a result of the Reorganization.



     THE BOARD OF THE COMPANY, THEREFORE, HAS SUBMITTED THE REORGANIZATION AGREEMENT FOR APPROVAL TO YOU, THE SHAREHOLDERS OF THE ALL CAP VALUE FUND. THE BOARD RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.


             COMPARATIVE INFORMATION RELATING TO THE REORGANIZATION

  COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISK FACTORS AND MANAGEMENT


     This section will help you compare the investment objectives, principal investment strategies, risk factors and management of the All Cap Value Fund and the ICAP Equity Fund. Additional information may be found in each Fund's SAI, which is incorporated herein by reference and available by calling toll-free 1-800-624-6782.


                                     ALL CAP                       ICAP
                                    VALUE FUND                 EQUITY FUND
                            --------------------------  --------------------------
Investment Objective        To seek maximum long-term   To seek a superior total
                            total return from a         return with only a
                            combination of capital      moderate degree of risk.
                            growth and income.

Principal Investment        The Fund normally invests   The Fund seeks to achieve
Strategies and Investment   in securities with value    its investment objective
Process                     characteristics across the  by investing primarily in
                            entire range of market      U.S. dollar-denominated
                            capitalizations as          equity securities of U.S.
                            described by the Russell    and foreign companies with
                            3000 Value Index. The Fund  market capitalizations of
                            normally invests at least   at least $2 billion. The
                            80% of its assets in        Fund seeks to achieve a
                            equity securities.          total return greater than
                                                        the Standard & Poor's
                                                        500(R)

                                     ALL CAP                       ICAP
                                    VALUE FUND                 EQUITY FUND
                            --------------------------  --------------------------
                            The Fund principally        Index (the "S&P 500(R)
                            invests in common stocks    Index") over a full market
                            that:                       cycle and indices
                                                        comprised of value-
                            - MacKay Shields LLC        oriented stocks over
                              ("MacKay Shields"), the   shorter periods. The Fund
                              Fund's Subadvisor,        intends to be virtually
                              believes are              fully invested in equity
                              "undervalued" (selling    securities at all times.
                              below their value) when   The Fund will typically
                              purchased;                hold between 40 and 50
                                                        securities.
                            - typically pay dividends,
                              although there may be     ICAP's investment process
                              non-dividend paying       involves the following
                              stocks if they meet the   three key components:
                              "undervalued" criterion;
                              or                        Research. Research is key
                                                        to the investment process.
                            - are listed on a national  ICAP principally employs
                              securities exchange or    internally generated
                              are traded in the         research to evaluate the
                              over-the-counter market.  financial condition and
                                                        business prospects of
                            Usually, stocks deemed by   every company it
                            the Subadvisor to be at     considers, focusing on
                            full value will be          those companies where a
                            replaced with new,          catalyst is about to
                            "undervalued" stocks. When  occur. ICAP performs
                            assessing whether a stock   fundamental research,
                            is undervalued, the         generally including
                            Subadvisor considers many   communication with the top
                            factors and will compare    management at each of
                            the stock's market price    these companies, and often
                            to:                         the customers, competitors
                                                        and suppliers of these
                            - the company's cash flow   companies.
                              and interest coverage
                              ratios;                   Valuation. ICAP uses its
                                                        proprietary valuation
                            - the company's "book"      models to identify, from a
                              value;                    universe of large and mid-
                                                        capitalization companies,
                            - estimated value of the    those companies that ICAP
                              company's assets          believes offer the best
                              (liquidation value); and  relative values. According
                                                        to the models, the stocks
                            - growth rates and future   of these companies sell
                              earnings potential.       below the
                                                        price-to-earnings ratio
                            The Subadvisor may sell a   warranted by their
                            security if it believes     prospects. From these
                            that

                                     ALL CAP                       ICAP
                                    VALUE FUND                 EQUITY FUND
                            --------------------------  --------------------------
                            the security has reached    undervalued companies,
                            its full value, or if it    ICAP then eliminates from
                            no longer believes that     consideration those stocks
                            the security will           that exhibit deteriorating
                            contribute to meeting the   earnings trends. By
                            investment objective of     investing in companies
                            the Fund. In considering    with stable-to-improving
                            whether to sell a           earnings patterns with
                            security, the Subadvisor    reasonable valuations,
                            may evaluate, among other   ICAP attempts to lessen
                            things, the achievement of  investment risk in the
                            the company's growth        search for superior
                            targets, meaningful         returns.
                            changes in the issuer's
                            financial condition, and    Identification of a
                            changes in the condition    Catalyst. ICAP looks
                            and outlook in the          beyond traditional
                            issuer's industry.          measures of value to find
                                                        companies where a catalyst
                            The Fund is not designed    for positive change is
                            or managed primarily to     about to occur.
                            produce current income.     Specifically, ICAP focuses
                                                        on companies where this
                                                        catalyst has the potential
                                                        to produce significant
                                                        stock appreciation
                                                        relative to the market
                                                        over 12 to 18 months. The
                                                        catalyst can be thematic
                                                        (e.g., global economic
                                                        recovery) or company
                                                        specific (e.g., a
                                                        corporate restructuring or
                                                        the introduction of a new
                                                        product).
                                                        Before a security is added
                                                        to the Fund, ICAP's
                                                        investment team generally
                                                        discusses, evaluates and
                                                        approves each
                                                        recommendation. Using this
                                                        highly disciplined
                                                        process, ICAP's investment
                                                        team typically selects 40
                                                        to 50 securities for the
                                                        Fund.
                                                        The process does not end
                                                        with the purchase of a
                                                        security. ICAP
                                                        continuously monitors each
                                                        security and

                                     ALL CAP                       ICAP
                                    VALUE FUND                 EQUITY FUND
                            --------------------------  --------------------------
                                                        evaluates whether to
                                                        eliminate a security when
                                                        its target price is
                                                        achieved, the catalyst
                                                        becomes inoperative or
                                                        another stock offers
                                                        greater opportunity for
                                                        appreciation. The Fund is
                                                        subject to a non-
                                                        fundamental investment
                                                        policy that requires at
                                                        least 80% of its assets to
                                                        be invested in common
                                                        stocks and other equity
                                                        securities. The Board of
                                                        Directors may change this
                                                        policy without shareholder
                                                        approval, provided that
                                                        shareholders are given at
                                                        least 60 days' notice.
                                                        Other equity securities
                                                        may include ADRs,
                                                        warrants, REITs, preferred
                                                        stocks and other
                                                        securities convertible or
                                                        exchangeable into common
                                                        stock.
                                                        The Fund may invest up to
                                                        30% of its net assets in
                                                        options and futures
                                                        transactions, sometimes
                                                        referred to as derivative
                                                        transactions.

Principal Risks             Investment in common        Investments in common
                            stocks and other equity     stocks and other equity
                            securities is particularly  securities are subject to
                            subject to the risk of      the risks of changing
                            changing economic, stock    economic, stock market,
                            market, industry and        industry and company
                            company conditions and the  conditions and the risks
                            risks inherent in           inherent in management's
                            management's ability to     ability to anticipate such
                            anticipate such changes     changes that can adversely
                            that can adversely affect   affect the value of the
                            the value of the Fund's     Fund's holdings.
                            holdings.                   Opportunities for greater
                                                        gain often come with the
                            The principal risk of       possibility of a greater
                            investing in value stocks   risk of loss. Some of the
                            is

                                     ALL CAP                       ICAP
                                    VALUE FUND                 EQUITY FUND
                            --------------------------  --------------------------
                            that they may never reach   securities, therefore, may
                            what the Subadvisor         carry above-average risk
                            believes is their full      compared to the risk of
                            value or that they may      securities found in common
                            even go down in value. In   stock indices, such as the
                            addition, different types   Dow Jones Industrial
                            of stocks tend to shift in  Average and the S&P 500
                            and out of favor depending  Index.
                            on market and economic
                            conditions and therefore    The Fund's investments may
                            the Fund's performance may  also include mid-cap
                            be lower or higher than     stocks. Mid-cap stocks are
                            that of funds that invest   generally less established
                            in other types of equity    and may be more volatile
                            securities (such as those   and less liquid than
                            emphasizing growth          stocks of larger
                            stocks).                    companies. The returns may
                                                        vary significantly from
                            The Fund may invest in      the overall stock market.
                            companies with mid to       In comparison to stocks of
                            small market                companies with larger
                            capitalizations. Such       capitalizations, these
                            stocks are generally less   companies may have more
                            established and may be      price volatility, greater
                            more volatile and less      spreads between their bid
                            liquid than stocks of       and ask prices,
                            other companies. Smaller    significantly lower
                            capitalization stocks can   trading volumes and
                            be risky. They may be more  cyclical, static or
                            thinly traded than larger   moderate growth prospects.
                            company stocks and
                            consequently may be more    The use of options and
                            volatile. The returns may   futures involves risks and
                            vary significantly from     special considerations
                            the overall stock market.   which include, among
                            In comparison to stocks of  others, correlation risk
                            companies with larger       and liquidity risk.
                            capitalizations, these      Correlation risk is the
                            companies may have more     risk that there might be
                            price volatility, greater   imperfect correlation, or
                            spreads between their bid   even no correlation,
                            and ask prices,             between price movements of
                            significantly lower         a derivative instrument
                            trading volumes and         and price movements of
                            cyclical, static or         investments being hedged.
                            moderate growth prospects.  Liquidity risk is the risk
                            Smaller capitalization      that a derivative
                            companies may be more       instrument cannot be sold,
                            vulnerable to adverse       closed out or replaced
                            business or market          quickly at or very close
                            developments than larger-   to its fundamental value.
                            capitalization companies.   Generally, exchange-traded
                                                        contracts are very liquid

                                     ALL CAP                       ICAP
                                    VALUE FUND                 EQUITY FUND
                            --------------------------  --------------------------
                                                        because the exchange
                                                        clearinghouse is the
                                                        counterparty of every
                                                        contract. Over-the-counter
                                                        transactions generally are
                                                        less liquid than exchange-
                                                        traded derivatives since
                                                        they often can only be
                                                        closed out with the other
                                                        party to the transaction.
                                                        Investments in foreign
                                                        companies, in the form of
                                                        depositary receipts, such
                                                        as ADRs, may entail the
                                                        special risks of
                                                        international investment,
                                                        including currency
                                                        exchange fluctuations,
                                                        government regulations and
                                                        the potential for
                                                        political and economic
                                                        instability.
                                                        Due to its trading
                                                        strategies, the Fund may
                                                        experience a portfolio
                                                        turnover rate of over
                                                        100%. Portfolio turnover
                                                        measures the amount of
                                                        trading a fund does during
                                                        the year. Funds with high
                                                        turnover rates (over 100%)
                                                        often have higher
                                                        transaction costs (which
                                                        are paid by the Fund) and
                                                        may generate short-term
                                                        capital gains (on which
                                                        you will pay taxes, even
                                                        if you do not sell any
                                                        shares by year-end).

                                     ALL CAP                       ICAP
 AS OF DECEMBER 31, 2006            VALUE FUND                 EQUITY FUND
--------------------------  --------------------------  --------------------------

Net Assets                  $157.4 million              $992.5 million

Number of Holdings          99                          50

Portfolio Composition       90.9% equities              95.9% equities
                            9.1% Short-Term             4.1% Short-Term
                            Investments                 Investments

Primary Benchmark           Russell 3000 Value Index    S&P 500 Index

Secondary Benchmark         S&P 500 Index               S&P 500/Citigroup Value
                                                        Index

Percentage of Total Net     25.0%                       38.1%
Assets Under Management in
Top 10 Holdings

Portfolio Turnover Rate     43%                         80%

Investment Manager          NYLIM                       NYLIM

Subadvisor                  MacKay Shields              ICAP

Portfolio Manager(s)        Richard A. Rosen and Mark   Robert H. Lyon, Jerold K.
                            T. Spellman                 Senser and Thomas R.
                                                        Wenzel

TOP TEN HOLDINGS:


                          ALL CAP
                           VALUE
                           FUND
                         ---------
                           % NET
NAME                      ASSETS
----                     ---------
Citigroup, Inc. .......    4.53
Bank of America
  Corporation..........    2.83
Pfizer Inc. ...........    2.66
ExxonMobil
  Corporation..........    2.48
JPMorgan Chase & Co. ..    2.25
E.I. du Pont de Nemours
  & Company............    2.16
Chevron Corporation....    2.13
Home Depot, Inc.
  (The)................    2.03
ConocoPhilips .........    1.96
Bank of New York
  Company, Inc.
  (The)................    1.95



                           ICAP
                          EQUITY
                           FUND
                         ---------
                           % NET
NAME                      ASSETS
----                     ---------
Citigroup, Inc. .......    4.91
Bank of America
  Corporation..........    4.68
ExxonMobil
  Corporation..........    3.93
American International
  Group, Inc...........    3.68
BellSouth Corp. .......    3.66
McDonald's
  Corporation..........    3.59
General Electric
  Company..............    3.57
Altria Group, Inc. ....    3.43
JPMorgan Chase & Co. ..    3.42
Novartis AG............    3.23



KEY DIFFERENCES IN ALL CAP VALUE FUND AND ICAP EQUITY FUND STRATEGIES AND RISKS



          - As indicated above, the Funds invest in substantially similar types of securities (i.e., large-cap value oriented stocks). Both Funds are categorized in the U.S. Large Value peer category by Morningstar, Inc. A principal difference in the Funds is the more concentrated nature of the ICAP Equity Fund, which typically holds between 40 and 50 securities. Portfolio concentration may increase volatility and make the portfolio more susceptible to changes in market conditions. Additionally, portfolio concentration may result in a higher portfolio turnover rate. Portfolio turnover measures the amount of trading a Fund does over the year.



          - While both Funds have the ability to invest in foreign securities, the ICAP Equity Fund may, pursuant to its principal investment strategy, hold investments in foreign companies, such as ADRs, on a more frequent basis than the All Cap Value Fund. Such investments entail certain special risks, as described above.



          - While both Funds have the ability to invest in certain derivative transactions such as options and futures, the ICAP Equity Fund's investment process specifically limits the Fund's investments in options and futures to 30% of its net assets. Neither Fund has invested a substantial portion of its assets in derivatives as part of its principal investments. Note the risks associated with derivative investments discussed above.



          - While both Funds have the ability to invest in large and mid-cap stocks, the All Cap Value Fund also has the ability to invest in small cap securities, as indicated in the Fund's description of its principal risks.



DESCRIPTION OF FUND CLASSES



     As noted above in the Introduction section, the All Cap Value Fund offers Class A, Class B, Class C and Class I shares. The ICAP Equity Fund offers Class A, Class C and Class I shares. The Class A, Class C and Class I shares of each Fund have the same class-specific features. The ICAP Equity Fund does not offer Class B shares. Due to the fact the Reorganization will result in holders of Class B shares of the All Cap Value Fund receiving Class A shares of the ICAP Equity Fund, shareholders will not be subject to front-end or contingent deferred sales charges as part of the Reorganization. Subsequent to the Reorganization, shareholders will be subject to any applicable Class A charges, fees and expenses, including front-end sales charges on additional purchases, but will not be subject to contingent deferred sales charges. See the "Shareholder Guide" for a detailed description of all ICAP Equity Fund Classes.



PURCHASE, REDEMPTION AND EXCHANGE FEATURES



     The All Cap Value Fund and the ICAP Equity Fund have the same policies with respect to purchases, redemptions and exchanges by shareholders. See the "Shareholder Guide" for a detailed description of purchase, redemption and exchange features.



COMPARISON OF FEES AND EXPENSES



     The following discussion describes and compares the fees and expenses of the Funds. Expenses of the Funds are based upon the operating expenses as of December 31, 2006. Pro forma fees combined show estimated fees of ICAP Equity Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.

CLASS A*


                            ALL CAP       ALL CAP        ICAP          ICAP
SHAREHOLDER FEES           VALUE FUND   VALUE FUND    EQUITY FUND   EQUITY FUND
(FEES PAID DIRECTLY FROM    CLASS A       CLASS B       CLASS A      PRO FORMA
SHAREHOLDER'S INVESTMENT)    SHARES       SHARES        SHARES       COMBINED
-------------------------  ----------   -----------   -----------   -----------
Maximum Sales Charge
  (Load) Imposed on
  Purchases (as a
  percentage of offering
  price)...............       5.50%         None          5.50%         5.50%
Maximum Deferred Sales
  Charge (Load) (as a
  percentage of the
  lesser of the original
  offering price or
  redemption
  proceeds)(1).........       None          5.00%         None          None
Redemption Fee (as a
  percentage of
  redemption proceeds)...     None          None          None          None
Maximum Account Fee....       None          None          None          None



ANNUAL FUND OPERATING         ALL CAP      ALL CAP        ICAP          ICAP
EXPENSES                     VALUE FUND   VALUE FUND   EQUITY FUND   EQUITY FUND
(EXPENSES THAT ARE DEDUCTED   CLASS A      CLASS B       CLASS A      PRO FORMA
FROM FUND ASSETS)              SHARES     SHARES(1)      SHARES       COMBINED
---------------------------  ----------   ----------   -----------   -----------
Management Fees(2)......        0.85%         0.85%        0.80%+        0.80%+
Distribution and/or Service
  (12b-1) Fees(3).......        0.25%         1.00%        0.25%+        0.25%+
Other Expenses(4).......        0.47%         0.47%        0.34%+        0.34%+
Total Annual Fund Operating
  Expenses..............        1.57%         2.32%        1.39%+        1.39%+
Less Waivers/
  Reimbursements........       -0.07%        -0.07%       -0.09%+       -0.20%+
Net Annual Fund Operating
  Expenses(5)...........        1.50%         2.25%        1.30%+        1.19%+


---------------


* Current holders of Class B shares of the All Cap Value Fund will become holders of Class A shares of the ICAP Equity Fund as a result of the Reorganization.

CLASS C


                                                                ICAP
SHAREHOLDER FEES                                             EQUITY FUND
(FEES PAID DIRECTLY FROM           ALL CAP        ICAP        PRO FORMA
SHAREHOLDER'S INVESTMENT)         VALUE FUND   EQUITY FUND    COMBINED
-------------------------         ----------   -----------   -----------
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering
  price)........................     None         None          None
Maximum Deferred Sales Charge
  (Load) (as a percentage of the
  lesser of the original
  offering price or redemption
  proceeds).....................     1.00%        1.00%         1.00%
Redemption Fee (as a percentage
  of redemption proceeds).......     None         None          None
Maximum Account Fee.............     None         None          None



                                                                ICAP
ANNUAL FUND OPERATING EXPENSES                               EQUITY FUND
(EXPENSES THAT ARE DEDUCTED        ALL CAP        ICAP        PRO FORMA
FROM FUND ASSETS)                 VALUE FUND   EQUITY FUND    COMBINED
------------------------------    ----------   -----------   -----------
Management Fees(2)..............     0.85%         0.80%+        0.80%+
Distribution and/or Service
  (12b-1) Fees(3)...............     1.00%         1.00%+        1.00%+
Other Expenses(4)...............     0.47%         0.34%+        0.34%+
Total Annual Fund Operating
  Expenses......................     2.32%         2.14%+        2.14%+
Less Waivers/Reimbursements.....    -0.07%        -0.09%+       -0.20%+
Net Annual Fund Operating
  Expenses(5)...................     2.25%         2.05%+        1.94%+

CLASS I


                                                                ICAP
SHAREHOLDER FEES                                             EQUITY FUND
(FEES PAID DIRECTLY FROM           ALL CAP        ICAP        PRO FORMA
SHAREHOLDER'S INVESTMENT)         VALUE FUND   EQUITY FUND    COMBINED
-------------------------         ----------   -----------   -----------
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering
  price)........................     None         None          None
Maximum Deferred Sales Charge
  (Load) (as a percentage of the
  lesser of the original
  offering price or redemption
  proceeds).....................     None         None          None
Redemption Fee (as a percentage
  of redemption proceeds).......     None         None          None
Maximum Account Fee.............     None         None          None



                                                                 ICAP
ANNUAL FUND OPERATING EXPENSES                               EQUITY FUND
(EXPENSES THAT ARE DEDUCTED       ALL CAP         ICAP        PRO FORMA
FROM FUND ASSETS)                VALUE FUND   EQUITY FUND      COMBINED
------------------------------   ----------   ------------   ------------
Management Fees(2).............     0.85%         0.80%          0.80%
Distribution and/or Service
  (12b-1) Fees(3)..............     None          None           None
Other Expenses(4)..............     0.16%         0.08%          0.09%
Total Annual Fund Operating
  Expenses.....................     1.01%         0.88%          0.89%
Less Waivers/Reimbursements....    -0.07%        -0.08%         -0.09%
Net Annual Fund Operating
  Expenses(5)..................     0.94%         0.80%          0.80%



---------------



  + Annualized.



(1) While no sales charge applies on Class A investments of $1 million or more, a contingent deferred sales charge ("CDSC") of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources. CDSCs are not applicable for All Cap Value Fund Class B Shareholders who receive ICAP Equity Fund Class A shares as a result of the Reorganization.


(2) The management fee for each Fund is an annual percentage of the Fund's average net assets.

(3) Because the 12b-1 fee is an ongoing fee charged against the assets of the Funds, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


(4) "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" also include each Fund's share of the fees and expenses of any other fund in which that Fund may invest. These fees and expenses are less than 0.01% of the average net assets of either Fund. For more information, see "Shareholder Guide -- Information on Fees" in this Prospectus/Proxy Statement.



(5) Net Annual Fund Operating expenses include current expense cap structure for All Cap Value Fund and ICAP Equity Fund. Net Annual Fund Operating Expenses for ICAP Equity Fund Pro Forma Combined include new class specific expense caps effective May 1, 2007. Pursuant to the expense cap agreement, NYLIM will waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.19%; Class C, 1.94% and Class I, 0.80%. The expense cap agreement will terminate on May 1, 2009, unless extended. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The Total Annual Fund Operating Expenses for the All Cap Value Fund may differ from the amounts shown in the Financial Highlights section of this Prospectus/Proxy Statement, which reflect only the operating expenses of that Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

EXAMPLES

The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay at the end of each time period shown or if you continued to hold them. The examples also assume that your investment has a 5% return each year, that each Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown.

                            1                             3                             5                            10
FUND AND CLASS            YEAR                          YEARS                         YEARS                         YEARS
--------------         -----------                   -----------                   -----------                   -----------
                                     ASSUMING                      ASSUMING                      ASSUMING
                                     REDEMPTION                    REDEMPTION                    REDEMPTION
                       ASSUMING NO   AT THE END OF   ASSUMING NO   AT THE END OF   ASSUMING NO   AT THE END OF   ASSUMING NO
                       REDEMPTION    EACH PERIOD     REDEMPTION    EACH PERIOD     REDEMPTION    EACH PERIOD     REDEMPTION
                          ----            ---          ------           ---          ------          -----         ------
ALL CAP VALUE FUND
Class A..............      694            694           1,011         1,011           1,351          1,351          2,308
Class B..............      228            728             717         1,017           1,233          1,433          2,462
Class C..............      228            328             717           717           1,233          1,233          2,650
Class I..............       96             96             313           313             550            550          1,229
ICAP EQUITY FUND
Class A..............      675            675             949           949           1,252          1,252          2,112
Class C..............      208            308             652           652           1,132          1,132          2,458
Class I..............       82             82             264           264             472            472          1,069
ICAP EQUITY FUND PRO
  FORMA COMBINED(1)
Class A..............      665            665             928           928           1,232          1,232          2,093
Class C..............      197            297             631           631           1,112          1,112          2,440
Class I..............       82             82             265           265             475            475          1,079


FUND AND CLASS
--------------
                       ASSUMING
                       REDEMPTION
                       AT THE END OF
                       EACH PERIOD
                            ---
ALL CAP VALUE FUND
Class A..............     2,308
Class B..............     2,462
Class C..............     2,650
Class I..............     1,229
ICAP EQUITY FUND
Class A..............     2,112
Class C..............     2,458
Class I..............     1,069
ICAP EQUITY FUND PRO
  FORMA COMBINED(1)
Class A..............     2,093
Class C..............     2,440
Class I..............     1,079


---------------


(1) Assuming the exchange of the assets and liabilities of the All Cap Value Fund for the ICAP Equity Fund shares.



     NYLIM, not the All Cap Value Fund, pays to MacKay Shields a subadvisory fee of 0.25% of the Fund's average net assets for its services as Subadvisor to the All Cap Value Fund. NYLIM, not the ICAP Equity Fund, pays to ICAP a sub-advisory fee of 0.40% of the Fund's average net assets. The subadvisory fees are accrued daily and paid monthly. MacKay Shields and ICAP are both affiliates of NYLIM.



PERFORMANCE OF ICAP EQUITY FUND



     The return information provided in the bar chart and table (below) reflects the performance of the Fund's Class I shares (histori-cally the Fund's sole share class, formerly common shares). This information, which is presented net of annual Fund operating expenses and assumes reinvestment of all dividends and distributions, illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund. The information shows changes in the Fund's performance from year-to-year and shows how the Fund's average annual returns (before and after taxes) compare with those of two broad-based market indices. Absent expense limitations and/or fee waivers, performance would have been lower. Please keep in mind that past performance (before and after taxes) is not necessarily indicative of future returns. Performance information regarding the Fund's Class A and Class C shares is not presented, as these share classes have not had one full year of performance. The Class A and Class C shares would have substantially similar returns as the Class I shares, but their performance would differ to the extent that these classes do not have the same expenses as the Class I shares.


                                   BAR CHART


CALENDAR YEAR/                                            ICAP
PERIOD ENDED                                           EQUITY FUND
--------------                                         -----------
1997.................................................     29.08
1998.................................................     11.42
1999.................................................     16.28
2000.................................................      7.86
2001.................................................     -0.61
2002.................................................    -24.66
2003.................................................     28.83
2004.................................................     11.33
2005.................................................     10.91
2006.................................................     20.17

The following are the best and worst quarterly returns of the ICAP Equity Fund's Class I shares during the last ten years (1997-2006):



                                           RETURN        QUARTER/YEAR
---------------------------------------------------------------------
 Highest return/best quarter                17.23%          2Q/97
---------------------------------------------------------------------
 Lowest return/worst quarter               -19.67%          3Q/02
---------------------------------------------------------------------



The return information provided in the table below shows the ICAP Equity Fund's average annual returns (before and after taxes), compared with its broad-based market indices over 10 years. Please keep in mind that past performance (before and after taxes) is not necessarily indicative of future returns. Performance information regarding the ICAP Equity Fund's Class A and Class C shares is not presented, as these share classes have not had one full year of performance. The Class A and Class C shares would have substantially similar returns as the Class I shares, but their performance would be lower than that of Class I shares because they have higher expenses than Class I shares. This information, which is presented net of annual Fund operating expenses and assumes reinvestment of all dividends and distributions, illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund.


ICAP EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2006)  1 YEAR   5 YEARS   10 YEARS
-----------------------------------------  ------   -------   --------
ICAP Equity Fund
Return Before Taxes...................      20.17%    7.57%     9.95%
Return After Taxes on
  Distributions(1)....................      18.25%    6.30%     8.37%
Return After Taxes on Distributions and
  Sale of Fund Shares(1)..............      14.94%    6.14%     7.99%
S&P 500 Index(2)......................      15.79%    6.19%     8.42%
S&P 500/Citigroup Value Index(3)......      20.80%    9.06%     9.28%

---------------

(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or indi-vidual retirement accounts. After-tax returns for the Fund's other classes may vary.


(2) The S&P 500 Index is an unmanaged index generally representative of the U.S. market for large-capitalization stocks. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly on an index.



(3) The S&P 500/Citigroup Value Index is a unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500 Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors. You cannot invest directly on an index.


                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the proposed transactions may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached as Exhibit A.


     The Reorganization Agreement contemplates the transfer of all of the assets of the All Cap Value Fund and the assumption of all of the liabilities of the All Cap Value Fund by the ICAP Equity Fund in exchange for shares of the ICAP Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the All Cap Value Fund. The All Cap Value Fund would then distribute to its shareholders the portion of the shares of the ICAP Equity Fund to which each such shareholder is entitled, with each shareholder receiving shares of the ICAP Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the All Cap Value Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, the All Cap Value Fund would be terminated.



     If shareholders of the All Cap Value Fund approve the Reorganization, NYLIM intends to transition the All Cap Value Fund's portfolio securities prior to the Closing Date to more closely align with the holdings of the ICAP Equity Fund. To accomplish this transition, NYLIM intends to sell certain of the All Cap Value Fund's portfolio securities to the extent desirable from the perspective of the portfolio of the ICAP Equity Fund. Any purchases of securities made by the All Cap Value Fund during this period will be consistent with the invest-ment policies and objectives of both Funds. It is expected that as a result of this transition process, the All Cap Value Fund will experience portfolio turnover of approximately 65% to 75%, may realize significant capital gains, and will incur associated transaction costs. Dividend and capital gain distributions to All Cap Value Fund shareholders made prior to the reorganization may result in tax consequences for the All Cap Value Fund shareholders.



     Until the Closing Date, shareholders of the All Cap Value Fund will continue to be able to redeem or exchange their shares. Redemption or exchange requests received after the Closing Date will be treated as requests received by the ICAP Equity Fund for the redemption or exchange of its shares.



     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of the All Cap Value Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transaction contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by the Boards of Directors of either Fund if circumstances should develop that, in the opinion of either Board, make proceeding with the Agreement inadvisable for the Fund over which it proceeds. Please refer to Exhibit A to review the terms and conditions of the Reorganization Agreement.


REASONS FOR THE REORGANIZATION


     NYLIM recommended the Reorganization to the Boards of both Funds because NYLIM believes that, as a result of the Reorganization, the All Cap Value Fund's shareholders will benefit from an improved potential for higher investment returns based on the portfolio management expertise of ICAP as Subadvisor of the ICAP Equity Fund, due in particular to the higher historical performance of the ICAP Equity Fund relative to the All Cap Value Fund. NYLIM also recommended the Reorganization because it believes that the Reorganization will benefit the All Cap Value Fund shareholders by resulting in cost savings through economies of scale resulting from combined portfolio assets, and it expects that all shareholders will benefit in the long-term from the potential to grow portfolio assets with ICAP as the Subadvisor. Finally, NYLIM believes that the Reorganization also will create a stronger, more cohesive family of funds.



     In determining whether to recommend the proposed Reorganization to the Boards, NYLIM considered multiple factors including the relatively small size of the All Cap Value Fund and the fact that the All Cap Value Fund has experienced net outflows in recent years. NYLIM also considered the similarities and differences between the investment objectives and strategies of each Fund as well as the securities in which each Fund invests.

BOARD CONSIDERATIONS

     The Reorganization was presented to the Boards of the Funds for consideration at meetings held on March 29-30, 2007. In evaluating the Reorganization, the Boards considered a number of factors, including the following:

     - both Funds have similar investment objectives, strategies and risks;


     - while recognizing that past performance is not a guarantee of future results, the fact that shareholders of the All Cap Value Fund may benefit from the potential for stronger and more consistent investment performance historically demonstrated by the ICAP Equity Fund;



     - shareholders of the All Cap Value Fund will benefit from the relatively lower net operating expenses of the ICAP Equity Fund;



     - Class B shareholders of the All Cap Value Fund will benefit from NYLIM's agreement to convert their shares into Class A shares of the ICAP Equity Fund, which pay lower distribution and service fees and do not have a contingent deferred sales charge in connection with the redemption of shares;



     - that, to protect shareholders of the ICAP Equity Fund from the potential impact of higher aggregate transfer agent fees resulting from the Reorganization, NYLIM has agreed to a contractual limitation on the total operating expenses borne by shareholders of the ICAP Equity Fund that runs through May 1, 2009;



     - the federal tax consequences of the Reorganization to the All Cap Value Fund and its shareholders, including that the Reorganization has been structured to qualify as a tax-free transaction; and


     - that shareholders of both Funds may benefit from the potential of increased economies of scale associated with combining the Funds' assets.

     The Boards also acknowledged the future potential benefits to NYLIM, including the anticipated reduction of its costs to administer the Funds if the Reorganization is approved.

     Based on the foregoing, the Boards, including all of the Independent Directors, determined that the interests of the shareholders of the Funds will not be diluted as a result of the Reorganization, and that the Reorganization is in the best interests of the Funds.

TAX CONSIDERATIONS


     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the All Cap Value Fund nor its shareholders, nor the ICAP Equity Fund nor its shareholders, are expected to recognize any gain or loss for Federal income tax purposes from the transaction contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and representations made by the Funds.



     Immediately prior to the Reorganization, the All Cap Value Fund, to the extent necessary, will pay a dividend or dividends which, together with all previous dividends, is intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforward). All Cap Value Fund shareholders may be responsible for the tax consequences of these distributions.


EXPENSES OF THE REORGANIZATION


     Except as discussed below, the expenses relating to the Reorganization will be borne equally by the All Cap Value Fund and NYLIM. No such expenses shall be borne by the ICAP Equity Fund. NYLIM and the Funds' Boards believe that the anticipated benefit to the All Cap Value Fund, as a result of the Reorganization as enumerated in the Proxy Statement/Prospectus, support the All Cap Value Fund bearing one-half of the costs of the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act preparation of the Registration Statement, printing and distributing the Prospectus/Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding one or more shareholder meetings. Transaction costs associated with the portfolio adjustments that would occur between the time of shareholder approval of the Reorganization and the Closing Date will be borne by the All Cap Value Fund. The commission rates per share associated with liquidation of such a percentage of the All Cap Value Fund's portfolio as of March 31, 2007 are estimated to be $0.035. Such bro-kerage transactions may negatively affect performance. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.


     It has been determined that since the Funds are in the same business, to the extent that the ICAP Equity Fund may hold 1/3 of the assets of the All Cap Value Fund consistent with the ICAP Equity Fund's investment objective, policies, strategies and restrictions, then the ICAP Equity Fund would not be required to hold on to the All Cap Value Fund's assets.



MATERIAL DIFFERENCES IN THE RIGHTS OF FUND SHAREHOLDERS


     Each Fund is organized as a series of a Maryland corporation and is governed by substantially similar Articles of Incorporation and Bylaws. As such, there are no material differences in the rights of either Fund's shareholders.

                   INFORMATION ABOUT MANAGEMENT OF THE FUNDS

THE BOARD OF DIRECTORS

     The Funds' Directors oversee the actions of the Manager and Subadvisors and decide on general policies. Each Fund's Board also oversees the Fund's officers, who conduct and supervise the daily business of the Funds.

THE INVESTMENT ADVISER

     NYLIM, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the Manager to each of the Funds. NYLIM was formed as an independently managed, indirect, wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2006, NYLIM and its affiliates managed approximately $235.7 billion in assets.

     In conformity with the stated policies of the Funds and pursuant to a Management Agreement with the Funds, NYLIM administers each Fund's business affairs and manages the investment operations and composition of each Fund, subject to the supervision of the Fund's Board of Directors. NYLIM, with the approval of the Board of Directors, and where required, the shareholders of the applicable Fund, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Funds and for placing those Funds' portfolio transactions. NYLIM pays the fees of each Fund's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Fund. NYLIM retains Subadvisors for each Fund, as described below.


     NYLIM also provides administrative and legal services to each of the Funds. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial legal, and accounting records required to be maintained by the Funds excluding those maintained by the Funds' Custodian and/or Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Funds except for the members of the Board and the Chief Compliance Officer, a portion of whose compensation is paid by the Funds, and all the operational expenses that are not the responsibility of the Funds, including the fee paid to the Subadivsors.


     A discussion regarding the basis for the Boards of Directors' approval of the Management and Subadvisory Agreements of the Funds is available in the Funds' Annual Reports covering for the fiscal period ended October 31, 2006 for the Company, and December 31, 2006 for ICAP Funds, Inc.


     Where NYLIM has retained the services of a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities, selecting brokers and brokerage firms to trade for it, maintaining accurate records, and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisors are paid a monthly fee by NYLIM, not the Funds.



     Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of a subadvisor to the Funds. The Manager and the Funds may rely on an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate an unaffiliated subadvisor and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. This authority is subject to certain conditions. Each Fund would notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. The fees paid to the Subadvisors are paid out of the management fee paid to the Manager and are not additional expenses of the Funds.

SUBADVISORS

     Each Subadvisor is employed by NYLIM, subject to approval by the applicable Board of Directors, and, where required, the shareholders of the applicable Fund. NYLIM recommends Subadvisors to the applicable Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

     Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Fund in accordance with that Fund's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.


     ICAP, 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606, is the Subadvisor to the ICAP Equity Fund. ICAP is a wholly-owned subsidiary of New York Life. As of December 31, 2006, ICAP managed approximately $18.2 billion in assets.



     MacKay Shields, 9 West 57th Street, New York, New York 10019, is the Subadvisor to the All Cap Value Fund. MacKay Shields is a wholly-owned subsidiary of New York Life. As of December 31, 2006, MacKay Shields managed approximately $40 billion in assets.


     Advisory and subadvisory fees are paid to NYLIM as investment adviser, and ICAP and MacKay Shields as Subadvisors to the Funds, as applicable, at the following rates as an annual percentage of the applicable Fund's average daily net assets:


                                                                                    FEE
                                                                                  RECEIVED
                       INVESTMENT    EFFECTIVE FEE RATE PAID TO                      BY
FUND                    MANAGER          INVESTMENT MANAGER         SUBADVISOR   SUBADVISOR
----                   ----------  -------------------------------  ----------   ----------
ICAP Equity Fund.....  NYLIM       0.80% (for the fiscal year       ICAP           0.40%
                                   ended December 31, 2006)
All Cap Value Fund...  NYLIM       0.85% (for the fiscal year       MacKay         0.25%
                                   ended October 31, 2006)           Shields

PORTFOLIO MANAGERS

     The Subadvisors use teams of portfolio managers and analysts acting together to manage the Funds' investments. The senior members of each Fund's management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Funds each manages is available in the Funds' SAIs.


ICAP EQUITY FUND -- ROBERT H. LYON, JERROLD K. SENSER AND THOMAS R. WENZEL



     Robert H. Lyon, chief investment officer of ICAP since 1992, is responsible for economic analysis and portfolio strategy. Mr. Lyon joined Institutional Capital in 1976 as a securities analyst. Before 1976, he worked at the First National Bank of Chicago as a strategist and economist. In 1981, Mr. Lyon joined Fred Alger Management in New York, as an investment analyst and executive vice president. In 1988, he returned to Institutional Capital and initially served as director of research before becoming the president and chief investment officer of the senior investment committee in 1992. He earned a BA in economics from Northwestern University and an MBA from the Wharton School of Finance.



     Jerrold K. Senser, CFA, is co-chief investment officer and a member of the senior investment committee of ICAP for more than five years. He is responsible for economic analysis and portfolio strategy. Before joining Institutional Capital in 1986, Mr. Senser was an economist at Stein Roe & Farnham. Mr. Senser earned a BA in economics from the University of Michigan and an MBA from the University of Chicago.



     Thomas R. Wenzel, CFA, is the director of research and a member of the senior investment committee of ICAP. Mr. Wenzel joined Institutional Capital in 1992 and is responsible for the analysis and stock recommendations for the financials sector. Previously, he served as a senior equity analyst at Brinson Partners, Inc. At the University of Wisconsin-Madison, Mr. Wenzel earned a BA in economics and an MBA.



ALL CAP VALUE FUND -- RICHARD A. ROSEN AND MARK T. SPELLMAN



     Richard A. Rosen -- Mr. Rosen has managed the All Cap Value Fund since January 1999. Mr. Rosen is a Senior Managing Director of MacKay Shields and Head of the Value Equity Division. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999. Mr. Rosen earned a BA from Drew University and an MBA from Boston University. He became a holder of the Chartered Financial Analyst designation in 1991 and has been in the investment management and research industry since 1984.



     Mark T. Spellman -- Mr. Spellman has managed the All Cap Value Fund since January 2005. Mr. Spellman joined MacKay Shields in 1996; he is a Managing Director and a senior member of the Value Equity Division. Prior to joining MacKay Shields, Mr. Spellman was a research analyst and market strategist at Deutsche Morgan Grenfell/C.J. Lawrence and a portfolio manager with Prudential Equity Management Associates. Mr. Spellman has 18 years of investment management experience. Mr. Spellman is a graduate of Boston College.


                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

     Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of this Proxy Statement/Prospectus. The information below further describes the investment practices and risks pertinent to the Funds. Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the SAI to this Proxy Statement/Prospectus (see the back cover of this Proxy Statement/ Prospectus).

INVESTMENT POLICIES


     The All Cap Value Fund normally invests at least 80% of its assets in equity securities.



     The ICAP Equity Fund is subject to a non-fundamental investment policy that requires at least 80% of the Fund's assets to be invested in common stocks and other equity securities. This policy may be changed by the Board of Directors only upon 60 days' notice to shareholders.



     For the purpose of testing the 80% requirement, "assets" means a Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. If the Fund, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, the Fund would not be subject to such constraints on new investments.

     American Depositary Receipts ("ADRs"). Each Fund may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities.


OPTIONS AND FUTURES TRANSACTIONS



     While both Funds have the ability to invest in certain derivative transactions such as options and futures, the ICAP Equity Fund's investment process specifically limits the Fund's investments in options and futures to 30% of its net assets. Neither Fund has invested a substantial portion of its assets in derivatives as part of its principal investments. The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivative instruments, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract.


RISK MANAGEMENT TECHNIQUES

     Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

     These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For exam-ple, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Subadvisor of a Fund judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

REAL ESTATE INVESTMENT TRUSTS (REITS)

     The Funds may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

FOREIGN SECURITIES


     Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders.



     Some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

     Many of the foreign securities in which the Funds invest are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

LENDING OF PORTFOLIO SECURITIES

     Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager or the Subadvisor or its agent will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

TEMPORARY DEFENSIVE INVESTMENTS

     In times of unusual or adverse market conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund may invest without limit in money market securities and other investments.

PORTFOLIO TURNOVER


     Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, the Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the ICAP Equity Fund is found in the Financial Highlights section of this Proxy Statement/Prospectus. The portfolio turnover rate for the All Cap Value Fund is found in its prospectus dated March 1, 2007. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

                               SHAREHOLDER GUIDE


     The following pages are intended to help you understand the costs associated with buying, holding and selling the ICAP Equity Fund's shares. The costs of the All Cap Value Fund do not differ materially from those of the ICAP Equity Fund.


BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY


     This Proxy Statement/Prospectus offers Class A, C and I shares of the ICAP Equity Fund. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending on how you wish to purchase shares of the Fund, the share classes available to you may vary.


     The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;

- how long you plan to hold your shares;

- total expenses associated with each class of shares; and

- whether you qualify for any reduction or waiver of sales charge.


     As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of the ICAP Equity Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for the Fund are presented earlier in this Proxy Statement/Prospectus in the table titled "Comparison of Fees and Expenses," under the heading "Annual Fund Operating Expenses." As the fee table shows, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:


- Distribution and/or Service (12b-1) Fee -- named after the SEC rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Funds' distributor, NYLIFE Distributors LLC (the "Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc. NYLIM, ICAP and the Distributor are affiliates.


     An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid.



     In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The ICAP Equity Fund typically covers such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for the Fund are presented earlier in this Proxy Statement/Prospectus in the table under the heading "Comparison of Fees and Expenses". Such charges and fees include:



- Initial Sales Charge -- also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.


- Contingent Deferred Sales Charge -- also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of your purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.


     Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes of the ICAP Equity Fund with respect to such fees and other important factors:



SUMMARY OF IMPORTANT DIFFERENCES AMONG SHARE CLASSES -- ICAP EQUITY FUND



                                       CLASS A         CLASS C          CLASS I
                                       -------   --------------------   -------
Initial sales charge                   Yes       None                    None
Contingent deferred sales charge       None(1)   1% on sale of shares    None
                                                 held for one year or
                                                 less
Ongoing distribution and/or service    0.25%     0.75% distribution      None
  fee (Rule 12b-1 fee)                           and 0.25% service
                                                 (1.00% total)
Shareholder service fee                None      None                    None
Redemption fee                         None      None                    None
Purchase maximums                      None      $1,000,000(2)           None


---------------

(1) Except on certain redemptions on purchases made without an initial sales charge.

(2) Per transaction. Does not apply to purchases by certain retirement plans.


     The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Class A shares are more economical if you intend to invest larger amounts ($100,000 or more) and hold your shares long-term (more than six years). Class C shares may be more economical if you intend to hold your shares for a shorter term (six years or less). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts. For information regarding Fund classes with respect to the Reorganization, see the "Description of Fund Classes" in the Proxy Statement/Prospectus.


CLASS A SHARE CONSIDERATIONS

- When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value ("NAV"), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges" in this section). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Class A Shares" in this section).

- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class C shares and paying an up-front sales charge if you:

     - plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

     - qualify for a reduced or waived sales charge.

CLASS C SHARE CONSIDERATIONS

- You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service fees over the life of your investment.

- In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.


- When you sell your Class C shares, to minimize your sales charges, the ICAP Equity Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.



- The ICAP Equity Fund will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.


CLASS I CONSIDERATIONS

     You pay no initial sales charge or CDSC on an investment in Class I shares. In addition, you do not pay any ongoing distribution or service fees.

     You may buy Class I shares if you are an:

- Institutional Investor, which includes, among others:

     - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services, the Distributor or their affiliates;

     - certain financial institutions, endowments, foundations or corporations with a service arrangement through the Distributor or its affiliates; or

     - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with the Distributor.

- Individual Investor -- who is initially investing at least $5 million in any single MainStay Fund.


- Existing Class I Shareholder -- who owned shares of (i) the no-load class of any series of ICAP Funds, Inc. as of August 31, 2006 (the no-load classes were renamed Class I on August 31, 2006); or (ii) the no-load classes of any series of Eclipse Funds and Eclipse Funds Inc. as of December 31, 2003, which were renamed Class I on January 1, 2004.



     For more information on eligible investors for Class I shares, see the Fund's Statement of Additional Information.



INFORMATION ON SALES CHARGES


CLASS A SHARES

     The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as set forth below. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Class A Shares" in this section. Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

                                 SALES CHARGES(1) AS A
                                     PERCENTAGE OF       TYPICAL DEALER
                                 ---------------------     CONCESSION
                                 OFFERING      NET         AS A % OF
PURCHASE AMOUNT                   PRICE     INVESTMENT   OFFERING PRICE
---------------                  --------   ----------   --------------
Less than $50,000..............   5.50%       5.82%          4.75%
$50,000 to $99,999.............   4.50%       4.71%          4.00%
$100,000 to $249,999...........   3.50%       3.63%          3.00%
$250,000 to $499,999...........   2.50%       2.56%          2.00%
$500,000 to $999,999...........   2.00%       2.04%          1.75%
$1,000,000 or more(2)..........    None        None           None

---------------

(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

(2) No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Dis-tributor may pay a commission to dealers on these purchases from its own resources.

CLASS C SHARES


     Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the ICAP Equity Fund's SAI. Additionally, Class C shares have higher ongoing distribution and/or service fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing distribution and/or service fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.



     A CDSC may be imposed on redemptions of Class C shares of the ICAP Equity Fund, at the rate described above, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in the Fund for the preceding year.


     However, no such charge will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed:

- the current aggregate NAV of Class C shares of the Fund purchased more than one year prior to the redemption; plus

- the current aggregate NAV of Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

- increases in the NAV of the investor's Class C shares of the Fund above the total amount of payments for the purchase of Class C shares of the Fund made during the preceding one year.


     There are exceptions, which are described in the ICAP Equity Fund's SAI.


SALES CHARGE REDUCTIONS AND WAIVERS ON CLASS A SHARES

Reducing the Initial Sales Charge on Class A Shares


     You may be eligible to buy Class A shares of the ICAP Equity Fund at one of the reduced sales charge rates shown in the table above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. The Fund reserves the right to modify or eliminate these programs at any time.

     RIGHT OF ACCUMULATION

     A Right of Accumulation allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Class A, Class B or Class C shares of most MainStay Funds. You may not include investments on previously noncommissioned shares in the MainStay Cash Reserves Fund or MainStay Money Market Fund, investments in Class I shares, or your interest in any MainStay Fund held through a 401(k) plan or other employee benefit plan.

     For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $10,000 in a MainStay Fund, using your Right of Accumulation you can invest that $10,000 in Class A shares and pay the reduced sales charge rate normally applicable to a $105,000 investment.


     For more information, see "Alternative Sales Arrangements -- Reduced Sales Charges on Class A Shares" in the ICAP Equity Fund's SAI.


     LETTER OF INTENT

     Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Class A or Class C shares of one or more MainStay Funds (excluding the MainStay Cash Reserves Fund or MainStay Money Market Fund not previously invested in another Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Class A shares of the MainStay Funds purchased during that period. You can include purchases made up to 90 days before the date of the Letter of Intent. You can also apply a Right of Accumulation to these purchases.

     Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the MainStay Funds' transfer agent for this purpose. For more information, see "Al-ternative Sales Arrangements -- Reduced Sales Charges on Class A Shares" in the ICAP Equity Fund's SAI.


     YOUR RESPONSIBILITY


     To receive the reduced sales charge, you must inform the Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the ICAP Equity Fund. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for Right of Accumulation or a Letter of Intent at the time of your purchase.


     To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.


     More information on Class A share sales charge discounts is available in the ICAP Equity Fund's SAI under "Alternative Sales Arrangements -- Reduced Sales Charges on Class A Shares" and on the internet at www.mainstayfunds.com under the "Shareholder Services" tab.


     "Spouse" with respect to Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Retirement Plan Purchases

     You will not pay an initial sales charge if you purchase Class A shares through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:

- 50 or more participants; or


- an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more.



     However, Class A shares purchased through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) will be subject to a contingent deferred sales charge upon redemption within one year of the date of purchase.


Purchases Through Financial Services Firms


     You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The ICAP Equity Fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the ICAP Equity Fund through these firms.


529 Plans


     When shares of the ICAP Equity Fund are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Class A shares without an initial sales load.


Other Waivers


     There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the MainStay Funds, New York Life and their affiliates or shareholders who owned shares of the service class of any MainStay Fund as of December 2003. These categories are described in the ICAP Equity Fund's SAI.

Contingent Deferred Sales Charge

     If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Distributor may pay a commission to dealers on these purchases from its own resources.


     For more information about these considerations, call your financial advisor or the ICAP Equity Fund's transfer agent, NYLIM Service Company LLC ("MainStay Investments"), an affiliate of NYLIM, toll-free at 1-800-MAINSTAY (1-800-624-6782) and review the information under "Alternative Sales Arrangements -- Reduced Sales Charges on Class A Shares" in the ICAP Equity Fund's SAI.


INFORMATION ON FEES

Rule 12b-1 Plans


     The ICAP Equity Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which distribution and/or service fees are paid to the Distributor. The Class A 12b-1 plan provides for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Class C 12b-1 plan provides for payment for both distribution and service activities of up to 1.00% of the average annual net assets of Class C shares. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the ICAP Equity Fund and may cost more than other types of sales charges.


Small Account Fee


     Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund implemented a small account fee, effective March 1, 2007. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually). The fee may be deducted directly from account fund balance. This small account fee will not apply to certain types of accounts including retirement plan services bundled accounts, investment-only retirement accounts, accounts with active AutoInvest plans or systematic investment programs where the Fund deducts directly from the client's checking or savings account, NYLIM SIMPLE IRA Plan Ac-counts, SEP IRA Accounts and 403(b)(7) accounts that have been funded/established for less than 1 year, accounts serviced by unaffiliated broker/dealers or third party administrators (other than NYLIM SIMPLE IRA Plan Accounts) and certain Class A accounts created by a conversion from Class B shares where the small account balance is due solely to the conversion from Class B shares. This small account fee will be deducted on or about March 1st and September 1st each year. The Fund may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact The MainStay Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.



COMPENSATION TO DEALERS



     Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the ICAP Equity Fund and its shareholders. Such compensation varies depending upon the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.


- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Class A shares, sold at NAV, to dealers at the time of sale.

- The Distributor pays a sales concession of up to 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 0.10% on the purchases of Class I shares to dealers at the time of sale and up to 0.10% annually on Class I shares held.

- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.


- In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of ICAP Equity Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.30% on new sales and/or up to 0.40% annually on assets held.


- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of ICAP Equity Fund shares and/or shareholders or account servicing arrangements.


- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.


- The Distributor or an affiliate may also make payments for recordkeeping and other administrative services to financial intermediaries that sell ICAP Equity Fund shares.



- Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the ICAP Equity Fund and to encourage the sale of the Fund's shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.



     Although the ICAP Equity Fund may use financial firms that sell Fund shares to make transactions for the Fund's portfolio, neither the ICAP Equity Fund, NYLIM nor ICAP will consider the sale of ICAP Equity Fund shares as a factor when choosing financial firms to effect those transactions.


     Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of fund shares.


     For more information regarding any of the types of compensation described above, see the ICAP Equity Fund's SAI or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

BUYING, SELLING AND EXCHANGING ICAP EQUITY FUND SHARES



     THIS SECTION DISCUSSES HOW YOU BUY, SELL OR EXCHANGE SHARES IN ONE CLASS FOR ANOTHER FOR THE ICAP EQUITY FUND. THE POLICIES AND PROCEDURES OF THE ALL CAP VALUE FUND ARE NOT SUBSTANTIALLY DIFFERENT.



HOW TO OPEN YOUR ACCOUNT


Class A or C Shares


     Return your completed MainStay Funds application in GOOD ORDER with a check payable to MainStay Funds for the amount of your investment to your financial advisor or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Good order means all the necessary information, signatures and documentation have been fully completed. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days.



Class I Shares



     If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I shares of the ICAP Equity Fund.


     If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days.

All Classes

     You buy shares at NAV (plus, for Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4 pm Eastern Time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Investments has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at the Fund's NAV next computed after acceptance by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Fund.

     When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.


     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the ICAP Equity Fund, or your financial advisor on its behalf, must obtain the following information for each person who opens a new account:


- Name;

- Date of birth (for individuals);

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

     You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.


     FEDERAL LAW PROHIBITS THE ICAP EQUITY FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.



     After an account is opened, the ICAP Equity Fund may restrict your ability to purchase additional shares until your identity is verified. The ICAP Equity Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


INVESTMENT MINIMUMS


     The following minimums apply if you are investing in the ICAP Equity Fund. A minimum initial investment amount may be waived for purchases by the Board of Directors and employees of New York Life and its affiliates and subsidiaries. The Fund may also waive in-vestment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion.

Class A and C Shares


     The following minimums apply if you are investing in Class A or C shares of the ICAP Equity Fund:


- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

- if through AutoInvest, a monthly systematic investment plan, $500 for initial and $50 minimum for subsequent purchases OR no initial and $100 subsequent monthly purchases.

Class I Shares


     The following minimums apply if you are investing in Class I shares of the ICAP Equity Fund:


- Individual Investors -- $5 million for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount, and

- Institutional Investors -- no minimum initial or subsequent purchase amounts.


     For existing Class I shareholders who owned shares of the no-load class of any ICAP Funds, Inc. as of August 31, 2006, there is no minimum initial or subsequent purchase amount.

BUYING AND SELLING ICAP EQUITY FUND SHARES


OPENING YOUR ACCOUNT -- INDIVIDUAL SHAREHOLDERS


                                      HOW                       DETAILS
                           -------------------------   -------------------------

BY WIRE:                   You or your registered      The wire must include:
                           representative should       - name(s) of investor(s);
                           call MainStay Investments   - your account number;
                           toll-free at                  and
                           1-800-MAINSTAY              - the ICAP Equity Fund's
                           (1-800-624-6782) to           Name and Class of
                           obtain an account number      shares.
                           and wiring instructions.    Your bank may charge a
                           Wire the purchase amount    fee for the wire
                           to:                         transfer.
                           State Street Bank and
                           Trust Company
                           - ABA #011-0000-28
                           - MainStay Funds (DDA
                             #99029415)
                           - Attn: Custody and
                             Shareholder Services
                           To buy shares the same
                           day, MainStay Investments
                           must receive your wired
                           money by 4 pm Eastern
                           Time.

BY PHONE:                  Have your investment        MainStay Investments must
                           professional call           receive your application
                           MainStay Investments        and check, payable to
                           toll-free at                MainStay Funds in good
                           1-800-MAINSTAY              order within three
                           (1-800-624-6782) between    business days. If not,
                           8 am and 6 pm Eastern       MainStay Investments can
                           Time any day the New York   cancel your order and
                           Stock Exchange is open.     hold you liable for costs
                           Call before 4 pm to buy     incurred in placing it.
                           shares at the current       Be sure to write on your
                           day's NAV.                  check:
                                                       - name(s) of investor(s).
                                                       - the ICAP Equity Fund's
                                                         name and Class of
                                                         shares.

                                      HOW                       DETAILS
                           -------------------------   -------------------------
BY MAIL:                   Return your completed       Make your check payable
                           MainStay Funds              to MainStay Funds.
                           application with a check    - $1,000 minimum
                           for the amount of your      Be sure to write on your
                           investment to:              check:
                           MainStay Funds              - name(s) of investor(s);
                           P.O. Box 8401                 and
                           Boston, Massachusetts       - the ICAP Equity Fund's
                           02266-8401                    name and Class of
                           Send overnight orders to:     shares.
                           MainStay Funds
                           c/o Boston Financial Data
                           Services
                           30 Dan Road
                           Canton, Massachusetts
                           02021-2809



BUYING ADDITIONAL SHARES OF THE ICAP EQUITY FUND -- INDIVIDUAL SHAREHOLDERS



                                      HOW                       DETAILS
                           -------------------------   -------------------------

BY WIRE:                   Wire the purchase amount    The wire must include:
                           to:                         - name(s) of investor(s);
                           State Street Bank and       - your account number;
                           Trust Company                 and
                           - ABA #011-0000-28          - the ICAP Equity Fund's
                           - MainStay Funds (DDA         Name and Class of
                             #99029415)                  shares.
                           - Attn: Custody and          Your bank may charge a
                             Shareholder Services        fee for the wire
                           To buy shares the same        transfer.
                           day, MainStay Investments
                           must receive your wired
                           money by 4 pm Eastern
                           Time.

                                      HOW                       DETAILS
                           -------------------------   -------------------------
ELECTRONICALLY:            Call MainStay Investments   Eligible investors can
                           toll-free at                purchase shares by using
                           1-800-MAINSTAY              electronic debits from a
                           (1-800-624-6782) between    designated bank account.
                           8 am and 6 pm Eastern       The maximum ACH purchase
                           Time any day the New York   amount is $100,000.
                           Stock Exchange is open to
                           make an ACH purchase;
                           call before 4 pm to buy
                           shares at the current
                           day's NAV; or Visit us at
                           www.mainstayfunds.com.
BY MAIL:                   Return your completed       Make your check payable
                           MainStay Funds              to MainStay Funds.
                           application with a check    - $50 minimum for Class A
                           for the amount of your        and C shares.
                           investment to:              Be sure to write on your
                           MainStay Funds              check:
                           P.O. Box 8401               - name(s) of investor(s);
                           Boston, Massachusetts       - your account number;
                           02266-8401 Send overnight     and
                           orders to:                  - the ICAP Equity Fund's
                           MainStay Funds                name and Class of
                           c/o Boston Financial Data     shares.
                           Services
                           30 Dan Road
                           Canton, Massachusetts
                           02021-2809


SELLING SHARES -- DIRECT SHAREHOLDERS

                                      HOW                       DETAILS
                           -------------------------   -------------------------
BY CONTACTING YOUR                                     - You may sell (redeem)
  FINANCIAL ADVISOR:                                     your shares through
                                                         your financial advisor
                                                         or by any of the
                                                         methods described
                                                         below.

                                      HOW                       DETAILS
                           -------------------------   -------------------------
BY PHONE:                  TO RECEIVE PROCEEDS BY      - MainStay Investments
                           CHECK:                      will only send checks to
                           Call MainStay Investments     the account owner at
                           toll-free at                  the owner's address of
                           1-800-MAINSTAY                record and generally
                           (1-800-624-6782) between      will not send checks to
                           8 am and 6 pm Eastern         addresses on record for
                           Time any day the New York     30 days or less.
                           Stock Exchange is open.     - The maximum order
                           Call before 4 pm Eastern      MainStay Investments
                           Time to sell shares at        can process by phone is
                           the current day's NAV.        $100,000.
                           TO RECEIVE PROCEEDS BY
                           WIRE:

                           Call MainStay Investments   - Generally, after
                           toll-free at                receiving your sell order
                           1-800-MAINSTAY                by phone, MainStay
                           (1-800-624-6782) between      Investments will send
                           8 am and 6 pm Eastern         the proceeds by bank
                           Time any day the New York     wire to your designated
                           Stock Exchange is open.       bank account the next
                           Eligible investors may        business day, although
                           sell shares and have          it may take up to seven
                           proceeds electronically       days to do so. Your
                           credited to a designated      bank may charge you a
                           bank account.                 fee to receive the wire
                                                         transfer.
                                                       - MainStay Investments
                                                         must have your bank
                                                         account information on
                                                         file.
                                                       - There is an $11 fee for
                                                         wire redemptions.
                                                       - The minimum wire
                                                         transfer amount is
                                                         $1,000.

                                      HOW                       DETAILS
                           -------------------------   -------------------------
                           TO RECEIVE PROCEEDS         - MainStay Investments
                           ELECTRONICALLY BY ACH:        must have your bank
                           Call MainStay Investments     account information on
                           toll-free at                  file.
                           1-800-MAINSTAY              - Proceeds may take 2-3
                           (1-800-624-6782) between      days to reach your bank
                           8 am and 6 pm Eastern         account.
                           Time any day banks and      - There is no fee from
                           the New York Stock            MainStay Investments
                           Exchange are open; or         for this transaction.
                           visit us at                 - The maximum ACH
                           www.mainstayfunds.com.        transfer amount is
                                                         $100,000.

BY MAIL:                   Return your completed       Write a letter of
                           MainStay Funds              instruction that
                           application with a check    includes:
                           for the amount of your      * your name(s) and
                           investment to:                signature(s);
                           MainStay Funds              * your account number;
                           P.O. Box 8401               * the ICAP Equity Fund's
                           Boston, Massachusetts         name and Class of
                           02266-8401                    shares; and
                           Send overnight orders to:   * dollar or share amount
                           MainStay Funds                you want to sell.
                           c/o Boston Financial Data   Obtain a MEDALLION
                           Services                    SIGNATURE GUARANTEE or
                           30 Dan Road                 other documentation, as
                           Canton, Massachusetts       required.
                           02021-2809                  There is a $15 fee for
                                                       checks mailed to you via
                                                       overnight service.


GENERAL POLICIES

Buying Shares

- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, money orders, credit card convenience checks, cash or starter checks.

- MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees the ICAP Equity Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.



- The ICAP Equity Fund may, in its discretion, reject, in whole or in part, any order for the purchase of shares.



- To limit the Fund's expenses, the ICAP Equity Fund does not issue share certificates.


Selling Shares

     - Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.

     - If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.


     - When you sell Class C shares or Class A shares, when applicable, the Fund will recover any applicable CDSCs either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.


     - There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

     - Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

     - Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses, however, may be denied.

     - MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.

     - MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:

       - MainStay Investments does not have on file required bank information to wire funds;

       - the proceeds from the sale will exceed $100,000;

       - the proceeds of the sale are to be sent to an address other than the address of record; or

       - the proceeds are to be payable to someone other than the account holder(s).


     - In the interest of all shareholders, the ICAP Equity Fund reserves the right to:


       - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

       - change or discontinue the systematic withdrawal plan upon notice to shareholders;

       - close accounts with balances of less than $500 invested in Class A or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or

       - change the minimum investment amounts.

Additional Information


     The policies and fees described in this Proxy Statement/Prospectus govern transactions with the ICAP Equity Fund. If you invest through a third party -- e.g., a bank, broker, 401(k), financial advisor or financial supermarket -- there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in the ICAP Equity Fund directly. Consult a representative of your plan or financial institution if in doubt.



     From time to time, the ICAP Equity Fund may close and reopen to new investors or new share purchases at its discretion. If the Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If the Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of the Fund unless you are already a shareholder of the Fund.

Medallion Signature Guarantees


     A Medallion Signature Guarantee helps protect against fraud. To protect your account, the ICAP Equity Fund and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program (MSP). Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected. Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.


Investing for Retirement


     You can purchase shares of the ICAP Equity Fund for retirement plans providing tax-deferred investments for individuals and institutions. You can use the ICAP Equity Fund in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.



     Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.


Purchases-In-Kind


     You may purchase shares of the ICAP Equity Fund by transferring securities to the Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Fund's approval and determination that the securities are acceptable invest-ments for the Fund, and are purchased consistent with the Fund's procedures relating to in kind purchases.

Redemptions in Kind


     The ICAP Equity Fund reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio, in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.



Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using MainStay's Audio Response System or the internet, you bear the risk of any loss from your errors unless the ICAP Equity Fund or MainStay Investments fail to use established safeguards for your protection. These safeguards are among those currently in place at the MainStay Funds:



- all phone calls with service representatives are tape recorded; and



- written confirmation of every transaction is sent to your address of record.



The ICAP Equity Fund and MainStay Investments reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.


The Reinvestment Privilege May Help You Avoid Sales Charges


     When you sell shares, you have the right -- for 90 days -- to reinvest any or all of the money in the same account and class of shares without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed, you'll receive a pro rata credit for reinvesting in the same account and class of shares. Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.


Shareholder Services

Automatic Services

     Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

Systematic Investing -- Individual Shareholders Only


     The ICAP Equity Fund offers three automatic investment plans:


1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment


Automatically reinvest dividends and distributions from the ICAP Equity Fund back into the Fund or into the same Class of any other MainStay Fund.


3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

Systematic Withdrawal Plan -- Individual Shareholders Only


     Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form. The ICAP Equity Fund will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.


Exchanging Shares Among MainStay Funds


     You exchange shares when you sell all or a portion of shares in the ICAP Equity Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from the ICAP Equity Fund to another MainStay Fund by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from the ICAP Equity Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another Main-

Stay Fund, you may have to pay any applicable CDSC. You may not exchange shares between classes of the ICAP Equity Fund. If you choose to sell Class C shares and then separately buy Class A shares, you may have to pay a CDSC on the Class C shares, as well as pay an initial sales charge on the purchase of Class A shares.



     You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of certain series of any other open-end investment companies sponsored, advised, or administered by NYLIM or any affiliate thereof, which are offered in separate prospectuses, including:


- MainStay All Cap Growth Fund

- MainStay Balanced Fund

- MainStay Capital Appreciation Fund

- MainStay Cash Reserves Fund

- MainStay Common Stock Fund

- MainStay Conservative Allocation Fund

- MainStay Convertible Fund

- MainStay Diversified Income Fund

- MainStay Floating Rate Fund

- MainStay Global High Income Fund

- MainStay Government Fund

- MainStay Growth Allocation Fund

- MainStay Growth Equity Fund(1)

- MainStay High Yield Corporate Bond Fund


- MainStay ICAP International Fund



- MainStay ICAP Select Equity Fund


- MainStay International Equity Fund

- MainStay Income Manager Fund

- MainStay Indexed Bond Fund

- MainStay Intermediate Term Bond Fund

- MainStay International Equity Fund

- MainStay Large Cap Growth Fund

- MainStay Large Cap Opportunity Fund(1)

- MainStay MAP Fund

- MainStay Mid Cap Growth Fund

- MainStay Mid Cap Opportunity Fund

- MainStay Mid Cap Value Fund

- MainStay Moderate Allocation Fund

- MainStay Moderate Growth Allocation Fund

- MainStay Money Market Fund

- MainStay S&P 500 Index Fund

- MainStay Short Term Bond Fund

- MainStay Small Cap Growth Fund

- MainStay All Cap Value Fund

- MainStay Tax Free Bond Fund

- MainStay Total Return Fund

- MainStay Value Fund

---------------


(1) Offered only to residents of Connecticut, Maryland, New Jersey and New York.


     Before making an exchange request, read the prospectus of the fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution by calling the MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).


     You may not exchange shares of the ICAP Equity Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that MainStay Fund. You may not exchange shares of the ICAP Equity Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.



     The exchange privilege is not intended as a vehicle for short term trading, nor is the ICAP Equity Fund designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges" in this section).



     The ICAP Equity Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.



     In addition, if you exchange Class C shares of the ICAP Equity Fund into Class C shares of the MainStay Money Market Fund, offered in a different prospectus, or you exchange Class A shares of the ICAP Equity Fund subject to the 1% CDSC into Class A shares of the Money Market Fund, the holding period for purposes of determining the

CDSC stops until you exchange back into Class A or Class C shares, as applicable, of another MainStay Fund.

Excessive Purchases and Redemptions or Exchanges


     The ICAP Equity Fund is not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of the Fund's investment strategies or negatively impact Fund performance. For example, the Subadvisor might have to maintain more of the ICAP Equity Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. To the extent that the Fund invests in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities), it may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchange but prior to the close of the New York Stock Exchange. Accordingly, the ICAP Equity Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. The ICAP Equity Fund may change its policies or procedures at any time without prior notice to shareholders.



     The ICAP Equity Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the ICAP Equity Fund. In addition, the ICAP Equity Fund reserves the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this Proxy Statement/Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Fund's Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Fund's policies and procedures, the ICAP Equity Fund does not accommodate, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.



     The ICAP Equity Fund, through MainStay Investments and the Distributor, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Fund examines transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The ICAP Equity Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, the Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in the ICAP Equity Fund. The ICAP Equity Fund may modify its surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate the Fund may rely on a financial intermediary to apply its market timing procedures to an omnibus account. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Fund's Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing (e.g., they either work from an asset allocation model or direct transactions to conform to a model portfolio).

     While the ICAP Equity Fund discourages excessive or short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The ICAP Equity Fund's ability to reasonably detect all such trading may be limited, for example, where the Fund must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.


Fair Valuation and Portfolio Holdings Disclosure

Determining the Fund's Share Prices (NAV) and the Valuation of Securities.


     The ICAP Equity Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The Fund does not determine NAV on days the Exchange is closed. The Exchange is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share for a class of shares is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of the Fund's investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of the Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. The ICAP Equity Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.



     The Board has adopted valuation procedures for the ICAP Equity Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon develop-ments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.


     The ICAP Equity Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets.


Portfolio Holdings Information


     A description of the ICAP Equity Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. MainStay Funds publish quarterly a list of the Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Fund's portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of the Fund's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Fund's quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.



                       TAXES, DIVIDENDS AND DISTRIBUTIONS


FUND EARNINGS


Dividends and Interest. Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the ICAP Equity Fund will vary based on the income from its investments and the expenses incurred by the Fund.



When the ICAP Equity Fund Pays Dividends. Dividends are normally paid on the first business day of each quarter after a dividend is declared, to the extent that income is available.



Capital Gains. The ICAP Equity Fund earns capital gains when it sells securities at a profit.

When the ICAP Equity Fund Pays Capital Gains. The ICAP Equity Fund will normally distribute any capital gains to shareholders in December.



How to Take Your Earnings. You may receive your portion of ICAP Equity Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by the broker-dealer) or MainStay Investments directly. The seven choices are:



1. Reinvest dividends and capital gains in:



- the same Fund; or



- another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).



2. Take the dividends in cash and reinvest the capital gains back in the ICAP Equity Fund.



3. Take the capital gains in cash and reinvest the dividends back in the ICAP Equity Fund.



4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the ICAP Equity Fund.



5. Take dividends and capital gains in cash.



6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original MainStay Fund.



7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original MainStay Fund.



     If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the ICAP Equity Fund.


If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of that MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

SEEK PROFESSIONAL ASSISTANCE. Your financial advisor can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For addi-tional information on federal, state and local taxation, see the ICAP Equity Fund's SAI.


DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.


MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.


UNDERSTAND THE TAX CONSEQUENCES


Most of Your Earnings are taxable. Virtually all of the dividends and capital gains distributions you receive from ICAP Equity Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of the Fund will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.



     For individual shareholders, a portion of the dividends received from the ICAP Equity Fund may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Fund receives qualified dividend income from domestic corporations and certain qualified foreign corporations and certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. For corporate shareholders, a portion of the dividends received from the ICAP Equity Fund may qualify for the corporate dividends received deduction.


     MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

     The ICAP Equity Fund may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.



     For tax consequences of the reorganization, see the section entitled "Tax Considerations" above.



Exchanges. An exchange of shares of the ICAP Equity Fund for shares of another MainStay Fund will be treated as a sale of shares of the ICAP Equity Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.


VOTING INFORMATION


     This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the All Cap Value Fund on or about May 31, 2007. Only shareholders of record as of the close of business on the Record Date, May 2, 2007, will be entitled to notice of, and to vote at, the Special Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and in the discretion of the proxy holders on any other matters.


     A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Company at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

     VOTING OF PROXIES. If you attend the Special Meeting you may vote in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. You may also authorize your proxy through telephone touch-tone or by Internet. These options require you to input a control number, which is located on each proxy card. After inputting these numbers, you will be prompted to authorize your proxy on the Proposal. You will have an opportunity to review your authorization and make any necessary changes before submitting your authorization and terminating your telephone call or Internet connection.


     Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by
(1) delivering to the All Cap Value Fund written notice of the revocation, (2) delivering to the All Cap Value Fund a proxy with a later date, or (3) voting in person at the Special Meeting.


     In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to a Proposal, such proxy will be voted FOR the proposed Reorganization and in the discretion of the proxy holder with regard to any other proposal.


     QUORUM REQUIREMENTS. A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposal. The presence in person or by proxy of the holders of one-third of the shares of stock of the All Cap Value Fund on the Record Date shall constitute a quorum. The following chart reflects the number of shares outstanding of each class of each of the Funds as of the Record Date:



                                                      NUMBER OF SHARES OUTSTANDING
                                          CLASS A        CLASS B       CLASS C        CLASS I
 ICAP Equity Fund                        315,848.182       N/A        71,436.361   21,090,848.135
 All Cap Value Fund                    1,447,956.660   566,961.842   212,422.063    8,047,779.875



     VOTES NECESSARY TO APPROVE THE PROPOSAL. Approval of the proposal will require the affirmative vote of the holders of a majority (more than 50%) of the outstanding voting securities of the All Cap Value Fund.



     EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES." The All Cap Value Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes in favor of a Proposal. Therefore, abstentions and broker non-votes will have the effect of a vote against the Proposal.

     ADJOURNMENTS. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve the Proposal have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of a Proposal(s) and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal(s).


     PAYMENT OF SOLICITATION EXPENSES. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne equally by NYLIM and the All Cap Value Fund. NYLIM has retained ADP to provide proxy solicitation services in connection with the Special Meeting at an estimated cost of $25,000. NYLIM and the All Cap Value Fund may incur additional expenses as a result of this proxy solicitation. Proxies are solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of NYLIM, the Company, their respective affiliates, or, in NYLIM's discretion, a commercial firm retained for this purpose.


     OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING. The Company does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any Proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Reorganization, it is the intention of the Company that proxies not containing specific restrictions to the contrary will be voted as described above under "Adjournments" with respect to proposals to adjourn the meeting to solicit additional proxies in favor of the Reorganization and in the discretion of the proxy holder on any other matters.

     FUTURE SHAREHOLDER PROPOSALS. A shareholder may request inclusion in the Company's proxy statement and on the Company's proxy card for shareholder meetings certain proposals for action which the shareholder intends to introduce at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Company at 51 Madison Avenue, New York, NY 10010. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Company is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Company's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

OTHER INFORMATION

FINANCIAL HIGHLIGHTS

     The fiscal year end of the Company is October 31 and the fiscal year-end of ICAP Funds, Inc. is December 31.


     The financial highlights of the ICAP Equity Fund that are contained in Exhibit C have been derived from financial statements audited by KPMG LLP, the ICAP Equity Fund's independent registered public accounting firm for the year ended December 31, 2006, and the Fund's prior registered public accounting firms for the years ended December 31, 2002 through 2005.



     Discussions regarding "Management's Discussion of Fund Performance for the ICAP Equity Fund are contained in Exhibit D of this Proxy Statement/Prospectus.


FORM OF ORGANIZATION


     The All Cap Value Fund is a diversified series of the Company and the ICAP Equity Fund is a diversified series of ICAP Funds, Inc. Both the Company and ICAP Funds, Inc. are open-end management investment companies organized as Maryland corporations. The Company is governed by a Board of Directors consisting of four members, all "non-interested" persons as defined in the 1940 Act, as amended. ICAP Funds, Inc. is governed by a Board of Directors consisting of five members. Four of the Board members of ICAP Funds, Inc. are "non-interested" persons, and are the same individuals serving as the Company's Directors, and one Board member is an "interested" person, as defined by the 1940 Act, as amended. For more information on the history of the Funds, please see the Funds' Statements of Additional Information.


DISTRIBUTOR

     NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability company organized under the laws of Delaware, serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agree-ment, dated June 30, 2006. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Funds' shares. The Distributor is a wholly-owned subsidiary of NYLIM.

CUSTODIAN

     Pursuant to an agreement with NYLIM, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, serves as the Custodian for each Fund's assets. IBT also provides sub-administration and sub-accounting services for the Funds. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, IBT is compensated by NYLIM.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     KPMG LLP serves as the Funds' independent registered public accounting firm. KPMG LLP is responsible for auditing the annual financial statements of the Funds. Representatives of KPMG LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. Prior to August 2006, Ernst & Young LLP was the ICAP Equity Fund's independent registered public accounting firm.


SHAREHOLDER REPORTS


     The Funds will furnish, without charge, upon request, a printed version of the most recent annual reports to shareholders of the Funds (and any subsequent semi-annual reports). Such requests may be directed to the Funds by contacting the Distributor of the Funds' shares by writing NYLIFE Distributors LLC, attn:
MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Please include the name or names of the specific Fund or Funds for which you request reports.


INFORMATION REQUIREMENTS

     Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The

SEC maintains an Internet website (at HTTP://WWW.SEC.GOV), which contains other information about the Funds.

BENEFICIAL SHARE OWNERSHIP OF DIRECTORS AND OFFICERS


     As of May 2, 2007, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of each class of the ICAP Equity Fund and/or the All Cap Value Fund, as applicable.


BENEFICIAL SHARE OWNERSHIP OF SHAREHOLDERS


     As of May 2, 2007, the shareholders identified below were known by the ICAP Equity Fund and the All Cap Value Fund to beneficially own 5% or more of the outstanding interest of a class of the applicable Fund:



                                                                    NUMBER OF      PERCENTAGE OF
NAME AND ADDRESS                           FUND                       SHARES        SHARE CLASS
----------------                           ----                   --------------   -------------
ICAP EQUITY FUND CLASS
 C.......................  Merrill Lynch Pierce Fenner & Smith       10,921.1170      15.36%
                           Inc. -- for the sole benefit of its
                           customers
                           Attn: Fund Administration 97YK8,
                           4800 Deer Lake Drive East, 3rd Floor,
                           Jacksonville, FL 32246-6484

                           New York Life Trust Company                4,297.2790       6.05%
                           Custodian for the IRA of
                           Aristile C. Broussard
                           402 W Russell Ave
                           Welsh, LA 70591-4740
ICAP EQUITY FUND CLASS
 I.......................  Fidelity Investments Institutional     6,565,101.1970      31.13%
                           Operations Co. Inc as Agent for
                           Certain Employee Benefit Plan
                           Mail Zone KWIC
                           100 Magellan Way
                           Covington, KY 41015-1999

                           Charles Schwab & Co. Inc.              2,846,759.3110      13.50%
                           Special Custody Account for Benefit
                           of
                           Customers Mutual Fund Operations
                           101 Montgomery Street
                           San Francisco, CA 94104-4151

                           Wells Fargo Bank West NA               1,275,893.1900       6.05%
                           County of Los Angeles
                           401K Savings Plan
                           c/o Great West Record Keeper
                           8515 E. Orchard Road 2T2
                           Englewood, CO 80111-5002
ALL CAP VALUE FUND CLASS
 A.......................  New York Life Trust Company              386,561.6110      26.69%
                           Client Accounts
                           169 Lackawanna Avenue
                           Parsippany, NJ 07054-1007

                                                                    NUMBER OF      PERCENTAGE OF
NAME AND ADDRESS                           FUND                       SHARES        SHARE CLASS
----------------                           ----                   --------------   -------------
ALL CAP VALUE FUND CLASS
 C.......................  Merrill Lynch Pierce Fenner & Smith       23,627.1930      11.11%
                           Inc.
                           -- For the Sole Benefit of Its
                           Customers
                           Attention: Fund Administration 97T98
                           4800 Deer Lake Drive East, 3rd FL
                           Jacksonville, FL 32246-6484
ALL CAP VALUE FUND CLASS
 I.......................  New York Life Trust Company            2,866,211.9040      35.56%
                           Client Accounts
                           169 Lackawanna Avenue
                           Parsippany, NJ 07054-1007
                           New York Life Progress-Sharing         3,419,493.7550      42.42%
                           Investment Plan Program
                           c/o Maria Mauceri
                           51 Madison Avenue, Rm 1305
                           New York, NY 10010-1603



     NYLIM and/or its affiliates have the discretion to vote some of the All Cap Value Fund's shares on this proposal. The Company has been advised by NYLIM that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

CAPITALIZATION



     The following tables show the capitalization of the ICAP Equity Fund and the All Cap Value Fund as of December 31, 2006, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.*



                          ICAP EQUITY FUND N-14 FILING


                      ACQUIRING ECLIPSE ALL CAP VALUE FUND


                              CAPITALIZATION TABLE



                                                     AS OF DECEMBER 31, 2006
                                 ---------------------------------------------------------------
                                                                                   ICAP EQUITY
                                                                                    PRO FORMA
                                                                                     COMBINED
                                   ALL CAP          ICAP         PRO FORMA            AFTER
                                    VALUE          EQUITY       ADJUSTMENTS       REORGANIZATION
                                 ------------   ------------   --------------     --------------
NET ASSETS
Class A........................  $ 21,417,104   $  6,798,122   $   8,271,875(a)   $   36,487,101
Class B........................  $  8,277,549   $         --   $  (8,277,549)(b)  $           --
Class C........................  $  3,062,804   $  1,921,516   $        (811)(a)  $    4,983,509
Class I........................  $124,612,359   $982,543,300   $     (33,015)(a)  $1,107,122,644
Class R1.......................  $         --   $     40,160   $          --      $       40,160
Class R2.......................  $         --   $  1,160,789   $          --      $    1,160,789
Class R3.......................  $         --   $     27,361   $          --      $       27,361
TOTAL..........................  $157,369,816   $992,491,248   $     (39,500)     $1,149,821,564
NET ASSET VALUE PER SHARE
Class A........................  $      15.28   $      45.01   $          --      $        45.01
Class B........................  $      15.14   $         --   $      (15.14)(b)  $           --
Class C........................  $      15.14   $      44.96   $          --      $        44.96
Class I........................  $      15.35   $      45.03              --      $        45.03
Class R1.......................  $         --   $      45.00   $          --      $        45.00
Class R2.......................  $         --   $      45.02   $          --      $        45.02
Class R3.......................  $         --   $      45.00   $          --      $        45.00
SHARES OUTSTANDING
Class A........................     1,401,529        151,025        (741,968)(c)         810,586
Class B........................       546,601             --        (546,601)(b)              --
Class C........................       202,331         42,741        (134,222)(c)         110,850
Class I........................     8,117,479     21,818,048      (5,351,109)(c)      24,584,418
Class R1.......................            --            892              --                 892
Class R2.......................            --         25,786              --              25,786
Class R3.......................            --            608              --                 608


---------------


* Note that the references regarding Class R1, R2 and R3 shares of the ICAP Equity Fund are included for informational purposes only and are not relevant to shareholders affected by the Reorganization due to the fact that the All Cap Value Fund does not offer Class R1, R2 or R3 shares.



(a) Costs shown represents fifty percent of the estimated reorganization expenses which will be borne by the All Cap Value Fund. The remaining fifty percent will be borne by NYLIM. See "Expenses of the Reorganization" for more information.



(b) Adjustments made to reflect that holders of Class B shares of the All Cap Value Fund will receive Class A shares of the ICAP Equity Fund. The ICAP Equity Fund does not offer Class B shares.



(c)  Reflects share adjustments, net of retired shares of All Cap Value
     Fund. (Calculation: Pro Forma Net Assets/Pro Forma NAV per share to arrive at adjustment for shares outstanding.)

                                   EXHIBIT A

                               ECLIPSE FUNDS INC.

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

                         MAINSTAY ICAP EQUITY FUND AND
                          MAINSTAY ALL CAP VALUE FUND

     The Boards of Directors of ICAP Funds, Inc. and Eclipse Funds Inc., each a Maryland corporation, deem it advisable that the MainStay ICAP Equity Fund (the "Acquiring Fund") and the MainStay All Cap Value Fund (the "Acquired Fund"), series of ICAP Funds, Inc. and Eclipse Funds Inc., respectively, engage in the reorganization described below.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class C and Class I shares of beneficial interest of the Acquiring Fund ("Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, registered investment company of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Board of Directors of ICAP Funds, Inc. has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Board of Directors of Eclipse Funds Inc. has determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund's shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class C and Class I Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets with respect to each corresponding class (Class A, Class B, Class C and Class I, respectively (Class B shares of the Acquired Fund will be exchanged for Class A shares of the Acquiring Fund)), computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, "Assets").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to its respective shareholders of record with respect to each class of shares, determined as of immediately after the close of business on the Closing Date ("Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class C and Class I Acquiring Fund Shares to be so credited to Class A/ Class B, Class C and Class I Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund ("Acquired Fund Shares") of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class I shares of the Acquired Fund will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C and Class I Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3.

     1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     2. VALUATION

     2.1 The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Acquired Fund's Board.

     2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by the Acquiring Fund's Board.

     2.3 The number of the Class A, Class C and Class I Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C and Class I of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by New York Life Investment Management LLC, in its capacity as administrator for the Acquired Fund and the Acquiring Fund, and shall be subject to confirmation by each Fund's record keeping agent and by each Fund's independent accountants.

     3. CLOSING AND CLOSING DATE


     3.1 The Closing Date shall be July 26, 2007 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Funds or at such other time and/or place as the parties may agree.


     3.2 Eclipse Funds Inc. shall direct Investors Bank & Trust Company, as custodian for the Acquired Fund ("Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, which Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act"), in which the Acquired Fund's Assets are deposited, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

     3.3 Eclipse Funds Inc. shall direct NYLIM Service Company, LLC, in its capacity as transfer agent for the Acquired Fund ("Transfer Agent"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B and Class C shares owned by each such shareholder immediately prior to the Closing.

     The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund's accounts on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     4. REPRESENTATIONS AND WARRANTIES

     4.1 Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of Eclipse Funds Inc., Eclipse Funds Inc., on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

     (a) The Acquired Fund is duly organized as a series of Eclipse Funds Inc., which is a corporation duly organized, validly existing and in good standing under the laws of Maryland, with power under Eclipse Funds Inc.'s Articles of Incorporation and Bylaws, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted; and

     (b) Eclipse Funds Inc. is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of Class A, Class B, Class C and Class I Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act, and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, Eclipse Funds Inc., on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Eclipse Funds Inc., on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) Eclipse Funds Inc. is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of its Articles of Incorporation or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Eclipse Funds Inc., on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Eclipse Funds Inc., on behalf of the Acquired Fund, is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by ICAP Funds, Inc., on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Eclipse Funds Inc., on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;


     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2006 have been audited by KPMG LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;


     (j) Since October 31, 2006, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebt-edness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund's liabilities, or the redemption of the Acquired Fund's shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund's shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

     4.2 Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of ICAP Funds, Inc., ICAP Funds, Inc., on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

     (a) The Acquiring Fund is duly organized as series of ICAP Funds, Inc., which is a corporation duly organized, validly existing, and in good standing under the laws of the Maryland with power under its Articles of Incorporation and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) ICAP Funds, Inc. is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940

Act and the registration of the Class A, Class C and Class I Acquiring Fund Shares under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, ICAP Funds, Inc., on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of ICAP Funds, Inc.'s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which ICAP Funds, Inc., on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ICAP Funds, Inc., on behalf of the Acquiring Fund, is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by Eclipse Funds Inc., on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund's knowledge, threatened against ICAP Funds, Inc., on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. ICAP Funds, Inc., on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceed-ings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;


     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at December 31, 2006 have been audited by KPMG LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;


     (i) Since December 31, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund's shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund's liabilities, or the redemption of the Acquiring Fund's shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of ICAP Funds, Inc., on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A, Class C and Class I Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund; and

     (o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) The Proxy Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and war-ranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

     5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 Eclipse Funds Inc. will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class C and Class I Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

     5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in a Registration Statement on Form N-14 ("Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Class A, Class C and Class I Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 Eclipse Funds Inc., on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Eclipse Funds Inc., on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Eclipse Funds Inc.'s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) ICAP Funds Inc.'s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of Eclipse Funds Inc., on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Eclipse Funds Inc.'s election, to the performance by ICAP Funds Inc., on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of ICAP Funds Inc., on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2. ICAP Funds Inc., on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Eclipse Funds Inc., and dated as of the Closing Date, to the effect that the representations and warranties of ICAP Funds, Inc., on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Eclipse Funds Inc. shall reasonably request;

     6.3. ICAP Funds, Inc., on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ICAP Funds, Inc., on behalf of the Acquiring Fund, on or before the Closing Date; and

     6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A, Class C and Class I Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of ICAP Funds, Inc., on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at ICAP Funds, Inc.'s election, to the performance by Eclipse Funds Inc., on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of Eclipse Funds Inc., on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2. Eclipse Funds Inc. shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and liabilities, as of the Closing Date, certified by the Treasurer of Eclipse Funds Inc.;

     7.3. Eclipse Funds Inc., on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Eclipse Funds Inc., on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as ICAP Funds, Inc. shall reasonably request;

     7.4 Eclipse Funds Inc., on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Eclipse Funds Inc., on behalf of the Acquired Fund, on or before the Closing Date;

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A, Class C and Class I Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of their investment company taxable income and all of their net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

     8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Eclipse Funds Inc., on behalf of the Acquired Fund, or ICAP Funds, Inc., on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Eclipse Funds Inc.'s Articles of Incorporation and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Eclipse Funds Inc. and ICAP Funds, Inc., on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to Eclipse Funds Inc.'s or ICAP Funds, Inc.'s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by Eclipse Funds Inc. and ICAP Funds, Inc. to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of counsel to Eclipse Funds Inc., on behalf of the Acquired Fund, substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to Eclipse Funds Inc. of representations it shall request of Eclipse Funds Inc. Notwithstanding anything herein to the contrary, Eclipse Funds Inc. and ICAP Funds, Inc., on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the condition set forth in this paragraph 8.5.

     9. INDEMNIFICATION

     9.1 ICAP Funds, Inc., out of the Acquiring Fund's assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2 Eclipse Funds Inc., out of the Acquired Fund's assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     10. BROKERAGE FEES AND EXPENSES

     10.1 The Acquiring Fund and the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 The expenses relating to the proposed Reorganization will be borne equally by New York Life Investment Management LLC and the Acquired Fund. No such expenses shall be borne by the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

     11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 ICAP Funds, Inc. and Eclipse Funds Inc. agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

     12. TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Directors of Eclipse Funds Inc. or ICAP Funds, Inc., on behalf of either the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

     13. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Eclipse Funds Inc. or ICAP Funds, Inc., on behalf of either the Acquired Fund or the Acquiring Fund, respectively; provided, however, that following the meeting of the shareholders of the Acquired Fund called by Eclipse Funds Inc., pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Class A, Class C and Class I Acquiring Fund Shares to be issued to the Class A/Class B, Class C and Class I Acquired Fund Shareholders, respectively, under this Agreement to the detriment of such shareholders without their further approval.

     14. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Funds, 169 Lackawanna Avenue, Parsippany, N.J. 07054, Attn: Marguerite E.H. Morrison, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, Attn: Sander M. Bieber.

     15. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

     15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     Except as expressly provided otherwise in this Plan, NYLIM and the Acquired Fund will equally pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants' fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be
executed as of the           day of           , 2007.


ICAP Funds, Inc.                  Eclipse Funds Inc.
on behalf of the Acquiring        on behalf of the Acquired Fund:
Fund:                             MainStay All Cap Value Fund
MainStay ICAP Equity Fund         By:
By:                               -------------------------------
-------------------------------

New York Life Investment Management LLC agrees to the provisions set forth in the last paragraph of this Plan.

New York Life Investment
Management LLC

By:
------------------------------------------------------------------------
    Brian A. Murdock
    President and Chief Executive
    Officer

                                   EXHIBIT B

                    FINANCIAL HIGHLIGHTS OF ICAP EQUITY FUND


The financial highlights tables are intended to help you understand the financial performance of the ICAP Equity Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns presented in the table represent the rate that an investor would have earned or lost on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 2006 has been audited by KPMG, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information for the years ended December 31, 2004 and 2005 has been audited by Ernst & Young LLP. The annual report is also available at www.mainstayfunds.com. The information for the years ended December 31, 2002 and 2003 was audited by other auditors whose report dated January 20, 2004 expressed an unqualified opinion on those financial highlights.

                              FINANCIAL HIGHLIGHTS



                                ICAP EQUITY FUND


                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                                          CLASS A        CLASS C
                                                        ------------   ------------
                                                        SEPTEMBER 1,   SEPTEMBER 1,
                                                          2006(A)        2006(A)
                                                          THROUGH        THROUGH
                                                        DECEMBER 31,   DECEMBER 31,
                                                            2006           2006
                                                        ------------   ------------
Net asset value at beginning of period................     $44.82         $44.82
                                                           ------         ------
Net investment income.................................       0.20(b)        0.08(b)
Net realized and unrealized gain on investments.......       4.02           4.03
                                                           ------         ------
Total from investment operations......................       4.22           4.11
                                                           ------         ------

Less dividends and distributions:
  From net investment income..........................      (0.30)         (0.24)
  From net realized gain on investments...............      (3.73)         (3.73)
                                                           ------         ------
Total dividends and distributions.....................      (4.03)         (3.97)
                                                           ------         ------
Net asset value at end of period......................     $45.01         $44.96
                                                           ======         ======
Total investment return(c)............................       9.55%(d)       9.30%(d)

Ratios (to average net assets)/Supplemental Data:
  Net investment income...............................       1.28%+         0.54%+
  Net expenses........................................       1.30%+         2.05%+
  Expenses (before waiver)............................       1.39%+         2.14%+
Portfolio turnover rate...............................         80%            80%
Net assets at end of period (in 000's)................     $6,798         $1,922


---------------


(a)  Commencement of operations.


(b)  Per share data based on average shares outstanding during the period.


(c) Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.


(d)  Total return is not annualized.


 +   Annualized.

                              FINANCIAL HIGHLIGHTS



                                ICAP EQUITY FUND


                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                         CLASS I
       ----------------------------------------------------------------------------
                                 YEAR ENDED DECEMBER 31,
       ----------------------------------------------------------------------------
           2006            2005            2004            2003            2002
       ------------    ------------    ------------    ------------    ------------
         $  41.17        $  44.01        $  40.89       $    32.07       $  43.01
         --------        --------        --------       ----------       --------
             0.63(b)         0.65            0.72             0.37           0.36
             7.59            4.17            3.88             8.82         (10.94)
         --------        --------        --------       ----------       --------
             8.22            4.82            4.60             9.19         (10.58)
         --------        --------        --------       ----------       --------
            (0.63)          (0.64)          (0.72)           (0.37)         (0.36)
            (3.73)          (7.02)          (0.76)              --             --
         --------        --------        --------       ----------       --------
            (4.36)          (7.66)          (1.48)           (0.37)         (0.36)
         --------        --------        --------       ----------       --------
         $  45.03        $  41.17        $  44.01       $    40.89       $  32.07
         ========        ========        ========       ==========       ========
            20.17%          10.91%          11.33%           28.83%        (24.66)%
             1.42%           1.37%           1.63%            1.03%          0.96%
             0.80%           0.80%           0.80%            0.80%          0.80%
             0.88%           0.88%           0.87%            0.87%          0.86%
               80%             86%             74%              97%            85%
         $982,543        $800,011        $943,964       $1,079,900       $881,809

                                   EXHIBIT C

        MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE OF ICAP EQUITY FUND

Questions answered by Robert H. Lyon, chief investment officer of ICAP, and Jerrold K. Senser, CFA, co-chief investment officer

WHEN DID ICAP EQUITY FUND JOIN THE MAINSTAY FAMILY?

On June 30, 2006, New York Life Investment Management LLC completed the acquisition of Institutional Capital Corporation (ICAP). Effective August 31, 2006, ICAP Equity Fund was renamed MainStay ICAP Equity Fund.

HOW DID MAINSTAY ICAP EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE YEAR ENDED DECEMBER 31, 2006?

Excluding all sales charges, MainStay ICAP Equity Fund returned 19.85% for Class A shares and 18.98% for Class C shares for the year ended December 31, 2006. Over the same period, the Fund returned 20.17% for Class I shares, 20.10% for Class R1 shares, 19.80% for Class R2 shares and 19.50% for Class R3 shares. All share classes outperformed the 17.96% return of the average Lipper large-cap value fund and the 15.79% return of the S&P 500(R) Index for the 12-month reporting period. The S&P 500(R) Index is the Fund's broad-based securities-market index.

WHAT ACCOUNTED FOR THE FUND'S STRONG RELATIVE PERFORMANCE?

Strong stock selection and favorable sector weightings drove the Fund's performance above that of the S&P 500(R) Index.

DURING 2006, WHICH SECTORS WERE THE STRONGEST PERFORMERS FOR THE FUND AND WHICH SECTORS DETRACTED?

In 2006, industrials, health care and energy were the Fund's strongest-performing sectors relative to the S&P 500(R) Index. Stock-specific catalysts were the key to performance for stocks in these sectors. The Fund's energy stocks were supported by favorable supply-and-demand dynamics.

Consumer staples, telecommunication services and materials were the Fund's weakest-performing sectors relative to the S&P 500(R) Index. Although the Fund's consumer staples holdings posted a low double-digit return, the benchmark's consumer staples stocks did slightly better. Weakness in Sprint Nextel offset strength at BellSouth, one of the Fund's top-performing stocks. As a result, the Fund's telecommunication services holdings lagged sector-related stocks in the benchmark. The return of the Fund's materials sector holdings roughly matched that of materials stocks in the S&P 500(R) Index.

DURING 2006, WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE WEAKEST?

The strongest contributors to the Fund's performance in 2006 included BellSouth, ExxonMobil and McDonald's. The weakest contributors -- all of which were eliminated from the Fund during the year -- were Carnival, Boston Scientific and Microsoft.

WHAT WERE SOME OF THE FUND'S SIGNIFICANT PURCHASES AND SALES DURING 2006?

In the financials sector, the Fund added Morgan Stanley, which was reorganizing its retail brokerage and trading business. We believed these changes would have a positive impact on Morgan Stanley's earnings power. In the health care sector, we added Bristol-Myers Squibb to take advantage of strong new product launches and management changes that we viewed as beneficial.

Significant sales included Carnival, which declined on reduced expectations for the company's Caribbean business, and Marathon Oil, which we sold when the stock reached our price target.

WERE THERE ANY CHANGES IN THE FUND'S SECTOR WEIGHTINGS DURING 2006?

During the year, the Fund decreased its weightings in the telecommunication services and energy sectors and increased its weighting in the consumer discretionary and materials sectors.

HOW WAS THE FUND POSITIONED AT THE END OF 2006?

As of December 31, 2006, the Fund was underweighted relative to the S&P 500(R) Index in the information technology and health care sectors and overweighted relative to the Index in the energy and the telecommunication services sectors. Each of these weighting differentials contributed to the Fund's strong performance in relation to the benchmark during the reporting period.

The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                     PART B


                                 MAINSTAY FUNDS


                           MAINSTAY ICAP EQUITY FUND


-------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2007


-------------------------------------------------------------------------------


Acquisition of the Assets and     By and in Exchange for Shares
Liabilities of MainStay All Cap   of
Value Fund ("MainStay All Cap     MainStay ICAP Equity Fund
Value Fund" or "Acquired Fund")   ("MainStay ICAP Equity Fund" or
(a series of Eclipse Funds        "Acquiring Fund")
Inc.)                             (a series of ICAP Funds, Inc.)
51 Madison Avenue                 51 Madison Avenue
New York, New York 10010          New York, New York 10010



     This Statement of Additional Information is available to the shareholders of the MainStay All Cap Value Fund (the "Acquired Fund" and together with the "Acquiring Fund," the "Funds") in connection with proposed transactions whereby all of the assets and liabilities of the MainStay All Cap Value Fund will be transferred to the MainStay ICAP Equity Fund in exchange for shares of the MainStay ICAP Equity Fund.



     This Statement of Additional Information of the Acquiring Fund consists of this cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:



     1. The Statement of Additional Information for the Acquired Fund dated March 1, 2007, as filed on February 16, 2007 (0000950123-07-002337);



     2. The Statement of Additional Information for the Acquiring Fund dated May 1, 2007, as filed on April 20, 2007 (0000950123-07-005675);



     3. The Financial Statements of the Acquired Fund as included in Eclipse Funds Inc.'s Annual Report for the year ended October 31, 2006, as filed on December 29, 2006 (0000897436-06-000577); and



     5. The Financial Statements of the Acquiring Fund as included in ICAP Funds, Inc.'s Annual Report for the year ended December 31, 2006, as filed on March 1, 2007 (0000897436-07-000126).

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated May 24, 2007, relating to the reorganization of the Acquired Fund may be obtained, without charge, by contacting New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, New York 10010, or by calling toll-free 1-800-598-2019. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.



     As described in the Proxy Statement/Prospectus dated May 24, 2007, the Board of Directors of Eclipse Funds Inc. has called a Special Meeting of shareholders of the MainStay All Cap Value Fund to approve an Agreement and Plan of Reorganization providing for (i) the reorganization of the All Cap Value Fund into the MainStay ICAP Equity Fund, a series of ICAP Funds, Inc., a Maryland corporation; and (ii) the subsequent redemption of the shares and termination of the All Cap Value Fund. The following Pro Forma Financial Statements provide information for a one-year period as of December 31, 2006 for each Fund, and to illustrate the positioning of the ICAP Equity Fund subsequent to the reorganization.

              REORGANIZATION BETWEEN ICAP EQUITY AND ALL CAP VALUE


                   PRO FORMA COMBINED SCHEDULE OF INVESTMENTS


                        AT DECEMBER 31, 2006 (UNAUDITED)



                                                                                                  ICAP EQUITY
                                      ICAP EQUITY FUND            ALL CAP VALUE FUND            PRO FORMA FUND
                                 ---------------------------   ------------------------   ---------------------------
                                   SHARES          VALUE         SHARES        VALUE        SHARES         VALUE
                                 -----------   -------------   ----------   -----------   ----------   --------------
COMMON STOCKS (100.0%)(+)
CONSUMER DISCRETIONARY (8.7%)
Comcast Corp. Class A(b).......                $                   50,000   $ 2,116,500       50,000   $    2,116,500
Cost Plus, Inc.(b)(c)..........                                    20,600       212,180       20,600          212,180
Gannett Co., Inc. .............                                    24,700     1,493,362       24,700        1,493,362
Gap, Inc. (The)................                                    84,800     1,653,600       84,800        1,653,600
Getty Images, Inc.(c)..........                                    17,200       736,504       17,200          736,504
Home Depot, Inc. (The).........                                    79,500     3,192,720       79,500        3,192,720
InterContinental Hotels Group
 PLC, ADR(a)...................      533,200      13,463,300                                 533,200       13,463,300
Lowe's Cos., Inc.(c)...........                                    51,300     1,597,995       51,300        1,597,995
& McDonald's Corp..............      803,950      35,639,103                                 803,950       35,639,103
Target Corp. ..................      273,150      15,583,207                                 273,150       15,583,207
Time Warner, Inc. .............                                    81,500     1,775,070       81,500        1,775,070
Tribune Co.(c).................                                    46,800     1,440,504       46,800        1,440,504
TRW Automotive Holdings
 Corp.(b)......................                                    76,800     1,986,816       76,800        1,986,816
Viacom, Inc. Class B(b)........      454,700      18,656,341                                 454,700       18,656,341
                                               -------------                -----------                --------------
                                                  83,341,951                 16,205,251                    99,547,202
                                               -------------                -----------                --------------
CONSUMER STAPLES (10.0%)
& Altria Group, Inc. ..........      397,050      34,074,831                                 397,050       34,074,831
Cadbury Schweppes PLC,
 Sponsored ADR(a)..............                                    18,900       811,377       18,900          811,377
CVS Corp. .....................      417,050      12,891,015       74,000     2,287,340      491,050       15,178,355
General Mills, Inc. ...........                                    35,100     2,021,760       35,100        2,021,760
J.M. Smucker Co. (The).........                                     5,100       247,197        5,100          247,197
Kimberly-Clark Corp. ..........                                    31,900     2,167,605       31,900        2,167,605
Kroger Co. (The)...............                                    93,900     2,166,273       93,900        2,166,273
PepsiCo, Inc. .................      485,950      30,396,172                                 485,950       30,396,172
Wal-Mart Stores, Inc. .........      602,550      27,825,759                                 602,550       27,825,759
                                               -------------                -----------                --------------
                                                 105,187,777                  9,701,552                   114,889,329
                                               -------------                -----------                --------------
ENERGY (13.5%)
Chevron Corp. .................                                    45,542     3,348,703       45,542        3,348,703
ConocoPhilips..................                                    42,800     3,079,460       42,800        3,079,460



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                                                  ICAP EQUITY
                                      ICAP EQUITY FUND            ALL CAP VALUE FUND            PRO FORMA FUND
                                 ---------------------------   ------------------------   ---------------------------
                                   SHARES          VALUE         SHARES        VALUE        SHARES         VALUE
                                 -----------   -------------   ----------   -----------   ----------   --------------
Diamond Offshore Drilling,
 Inc.(c).......................                                    19,100     1,526,854       19,100        1,526,854
ENSCO International, Inc. .....                                    15,300       765,918       15,300          765,918
& ExxonMobil Corp. ............      509,550      39,046,816       50,900     3,900,467      560,450       42,947,283
Halliburton Co. ...............      441,073      13,695,317                                 441,073       13,695,317
Hess Corp. ....................      354,650      17,580,000                                 354,650       17,580,000
Occidental Petroleum Corp. ....      501,750      24,500,452                                 501,750       24,500,452
Rowan Cos., Inc. (c)...........                                    69,600     2,310,720       69,600        2,310,720
Total S.A., Sponsored ADR(a)...      423,200      30,436,544                                 423,200       30,436,544
Transocean, Inc. (b)...........                                    26,100     2,111,229       26,100        2,111,229
Valero Energy Corp. ...........                                    28,900     1,478,524       28,900        1,478,524
XTO Energy, Inc. ..............      232,350      10,932,067                                 232,350       10,932,067
                                               -------------                -----------                --------------
                                                 136,191,196                 18,521,875                   154,713,071
                                               -------------                -----------                --------------
FINANCIALS (27.1%)
& American International Group,
 Inc...........................      509,850      36,535,851                                 509,850       36,535,851
& Bank of America Corp.........      870,750      46,489,343       83,433     4,454,488      954,183       50,943,831
Bank of New York Co., Inc.
 (The).........................                                    78,100     3,074,797       78,100        3,074,797
& Citigroup, Inc...............      874,036      48,683,805      127,933     7,125,868    1,001,969       55,809,673
& JPMorgan Chase & Co..........      702,550      33,933,165       73,356     3,543,095      775,906       37,476,260
Genworth Financial, Inc. Class
 A.............................                                    65,900     2,254,439       65,900        2,254,439
Goldman Sachs Group, Inc.
 (The).........................                                     9,400     1,873,890        9,400        1,873,890
Hartford Financial Services
 Group, Inc. (The).............                                    24,400     2,276,764       24,400        2,276,764
Merrill Lynch & Co., Inc. .....                                    28,700     2,671,970       28,700        2,671,970
Morgan Stanley.................      287,339      23,398,015       27,200     2,214,896      314,539       25,612,911
PMI Group, Inc. (The)(c).......                                    59,000     2,783,030       59,000        2,783,030
PNC Financial Services Group,
 Inc. .........................                                    39,300     2,909,772       39,300        2,909,772
Prudential Financial, Inc. ....                                    25,000     2,146,500       25,000        2,146,500
St. Paul Travelers Cos., Inc.
 (The).........................      422,580      22,688,320                                 422,580       22,688,320
U.S. Bancorp...................                                    65,200     2,359,588       65,200        2,359,588
Wachovia Corp. ................      441,350      25,134,883       26,700     1,520,565      468,050       26,655,448
Washington Mutual, Inc. .......                                    16,900       768,781       16,900          768,781
& Wells Fargo & Co.............      889,800      31,641,288       44,600     1,585,976      934,400       33,227,264
                                               -------------                -----------                --------------
                                                 268,504,670                 43,564,419                   312,069,089
                                               -------------                -----------                --------------
HEALTH CARE (9.2%)
Abbott Laboratories............                                    55,400     2,698,534       55,400        2,698,534
Barr Pharmaceuticals,
 Inc.(b).......................                                    49,100     2,460,892       49,100        2,460,892



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                                                  ICAP EQUITY
                                      ICAP EQUITY FUND            ALL CAP VALUE FUND            PRO FORMA FUND
                                 ---------------------------   ------------------------   ---------------------------
                                   SHARES          VALUE         SHARES        VALUE        SHARES         VALUE
                                 -----------   -------------   ----------   -----------   ----------   --------------
Baxter International, Inc. ....      529,200      24,549,588                                 529,200       24,549,588
Bristol-Myers Squibb Co. ......      580,550      15,280,076                                 580,550       15,280,076
Cambrex Corp. .................                                    48,900     1,111,008       48,900        1,111,008
Eli Lilly & Co. (c)............      283,687      14,780,093                                 283,687       14,780,093
Forest Laboratories,
 Inc. (b)......................                                    18,300       925,980       18,300          925,980
Johnson & Johnson..............                                    37,600     2,482,352       37,600        2,482,352
Novartis AG, ADR(a)............      558,850      32,100,344                                 558,850       32,100,344
Pfizer, Inc. ..................                                   161,800     4,190,620      161,800        4,190,620
Quest Diagnostics, Inc. .......                                    28,300     1,499,900       28,300        1,499,900
Teva Pharmaceutical Industries,
 Ltd., Sponsored ADR(a)........                                    55,600     1,728,048       55,600        1,728,048
Wyeth..........................                                    30,200     1,537,784       30,200        1,537,784
                                               -------------                -----------                --------------
                                                  86,710,101                 18,635,118                   105,345,219
                                               -------------                -----------                --------------
INDUSTRIALS (10.0%)
American Standard Cos.,
 Inc. .........................                                    47,400     2,173,290       47,400        2,173,290
CSX Corp. .....................      396,850      13,663,546                                 396,850       13,663,546
& General Electric Co..........      951,450      35,403,455                                 951,450       35,403,455
Honeywell International,
 Inc. (c)......................      656,300      29,691,012       58,900     2,664,636      715,200       32,355,648
Kadant, Inc. (b)...............                                    34,300       836,234       34,300          836,234
Norfolk Southern Corp. ........      309,000      15,539,610                                 309,000       15,539,610
Northrop Grumman Corp. ........                                    20,900     1,414,930       20,900        1,414,930
Pentair, Inc. .................                                    33,200     1,042,480       33,200        1,042,480
Textron, Inc. .................      119,400      11,196,138                                 119,400       11,196,138
W.W. Grainger, Inc. ...........                                    23,000     1,608,620       23,000        1,608,620
                                               -------------                -----------                --------------
                                                 105,493,761                  9,740,190                   115,233,951
                                               -------------                -----------                --------------
INFORMATION TECHNOLOGY (6.9%)
Advanced Micro Devices,
 Inc.(b).......................                                   102,100     2,077,735      102,100        2,077,735
Agilent Technologies,
 Inc.(b).......................      301,700      10,514,245                                 301,700       10,514,245
Computer Sciences Corp.(b).....                                    26,400     1,408,968       26,400        1,408,968
Emulex Corp.(b)................                                    41,800       815,518       41,800          815,518
Hewlett-Packard Co. ...........      488,350      20,115,137                                 488,350       20,115,137
Intel Corp. ...................                                    72,500     1,468,125       72,500        1,468,125
International Business Machines
 Corp. ........................      176,900      17,185,835                                 176,900       17,185,835
Motorola, Inc. ................      925,400      19,026,224      131,800     2,709,808    1,057,200       21,736,032
Nokia Oyj, Sponsored ADR(a)....                                   124,900     2,537,968      124,900        2,537,968
Texas Instruments, Inc. .......                                    66,600     1,918,080       66,600        1,918,080
                                               -------------                -----------                --------------
                                                  66,841,441                 12,936,202                    79,777,643
                                               -------------                -----------                --------------



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                                                  ICAP EQUITY
                                      ICAP EQUITY FUND            ALL CAP VALUE FUND            PRO FORMA FUND
                                 ---------------------------   ------------------------   ---------------------------
                                   SHARES          VALUE         SHARES        VALUE        SHARES         VALUE
                                 -----------   -------------   ----------   -----------   ----------   --------------
MATERIALS (5.6%)
Alcoa, Inc. ...................                                    59,872     1,796,759       59,872        1,796,759
Ball Corp. ....................                                    29,800     1,299,280       29,800        1,299,280
Chemtura Corp. ................                                   170,100     1,638,063      170,100        1,638,063
E.I. du Pont de Nemours &
 Co.(c)........................                                    69,800     3,399,958       69,800        3,399,958
Imperial Chemical Industries
 PLC, Sponsored ADR(a).........      337,500      11,957,625                                 337,500       11,957,625
International Paper Co. .......      464,750      15,847,975                                 464,750       15,847,975
Rio Tinto PLC, Sponsored
 ADR(a)(c).....................       80,700      17,147,943                                  80,700       17,147,943
Temple-Inland, Inc. ...........      251,150      11,560,435                                 251,150       11,560,435
                                               -------------                -----------                --------------
                                                  56,513,978                  8,134,060                    64,648,038
                                               -------------                -----------                --------------
TELECOMMUNICATION SERVICES
 (5.2%)
ALLTEL Corp. ..................                                    11,200       677,376       11,200          677,376
AT&T, Inc. ....................                                    77,300     2,763,475       77,300        2,763,475
& BellSouth Corp.(c)...........      771,250      36,333,588                                 771,250       36,333,588
Iowa Telecommunications
 Services, Inc. ...............                                    53,800     1,060,398       53,800        1,060,398
Premiere Global Services,
 Inc.(b).......................                                   159,900     1,509,456      159,900        1,509,456
Sprint Nextel Corp.(c).........      680,800      12,860,312      113,400     2,142,126      794,200       15,002,438
Verizon Communications,
 Inc. .........................                                    68,000     2,532,320       68,000        2,532,320
                                               -------------                -----------                --------------
                                                  49,193,900                 10,685,151                    59,879,051
                                               -------------                -----------                --------------
UTILITIES (3.8%)
Dominion Resources, Inc. ......      325,350      27,277,344                                 325,350       27,277,344
Duke Energy Corp. .............                                    51,100     1,697,031       51,100        1,697,031
Entergy Corp. .................      147,400      13,607,968                                 147,400       13,607,968
FirstEnergy Corp. .............                                    23,500     1,414,935       23,500        1,414,935
                                               -------------                -----------                --------------
                                                  40,885,312                  3,111,966                    43,997,278
                                               -------------                -----------                --------------
Total Common Stocks
 (Cost $906,178,632)...........                  998,864,087                151,235,784                 1,150,099,871
                                               -------------                -----------                --------------



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                                                  ICAP EQUITY
                                      ICAP EQUITY FUND            ALL CAP VALUE FUND            PRO FORMA FUND
                                 ---------------------------   ------------------------   ---------------------------
                                  PRINCIPAL                    PRINCIPAL                  PRINCIPAL
                                   AMOUNT          VALUE         AMOUNT        VALUE        AMOUNT         VALUE
                                 -----------   -------------   ----------   -----------   ----------   --------------
SHORT-TERM INVESTMENTS (5.0%)
COMMERCIAL PAPER (1.1%)
Barton Capital LLC
 5.298%, due 1/4/07(d).........  $                             $  307,947       307,947   $  307,947          307,947
Charta LLC
 5.314%, due 1/11/07(d)........                                   153,973       153,973      153,973          153,973
Ciesco, Inc.
 5.305%, due 1/10/07(d)........                                   153,973       153,973      153,973          153,973
Fairway Finance Corp.
 5.301%, due 1/8/07(d).........                                   153,973       153,973      153,973          153,973
Falcon Asset Securitization
 Corp.
 5.312%, due 1/12/07(d)........                                   153,973       153,973      153,973          153,973
Greyhawk Funding LLC
 5.305%, due 1/5/07(d).........    2,616,922       2,616,922      153,973       153,973    2,770,895        2,770,895
Jupiter Securitization Corp.
 5.324%, due 1/18/07(d)........                                   146,946       146,946      146,946          146,946
Liberty Street Funding Co.
 5.325%, due 1/29/07(d)........    2,616,922       2,616,922      153,973       153,973    2,770,895        2,770,895
Rabobank USA Finance Corp.
 5.25%, due 1/3/07.............                                 6,070,000     6,068,230    6,070,000        6,068,230
Ranger Funding LLC
 5.308%, due 1/30/07(d)........                                   153,973       153,973      153,973          153,973
Sheffield Receivables Corp.
 5.336%, due 1/16/07(d)........                                   307,947       307,947      307,947          307,947
                                               -------------                -----------                --------------
Total Commercial Paper
 (Cost $13,140,954)............                    5,233,844                  7,908,881                    13,142,725
                                               -------------                -----------                --------------



                                                                                                  ICAP EQUITY
                                      ICAP EQUITY FUND            ALL CAP VALUE FUND            PRO FORMA FUND
                                 ---------------------------   ------------------------   ---------------------------
                                   SHARES          VALUE         SHARES        VALUE        SHARES         VALUE
                                 -----------   -------------   ----------   -----------   ----------   --------------
INVESTMENT COMPANY (0.8%)
BGI Institutional Money Market
 Fund(d).......................    7,810,837       7,810,837    1,693,706     1,693,706    9,504,543        9,504,543
                                               -------------                -----------                --------------
Total Investment Company
 (Cost $9,504,543).............                    7,810,837                  1,693,706                     9,504,543
                                               -------------                -----------                --------------



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                                                  ICAP EQUITY
                                     ICAP EQUITY FUND            ALL CAP VALUE FUND             PRO FORMA FUND
                                ---------------------------   -------------------------   ---------------------------
                                 PRINCIPAL                    PRINCIPAL                   PRINCIPAL
                                  AMOUNT          VALUE         AMOUNT        VALUE         AMOUNT         VALUE
                                -----------   -------------   ----------   ------------   ----------   --------------
REPURCHASE AGREEMENT (0.4%)
Morgan Stanley & Co. 5.42%,
 dated 12/29/06 due 1/2/07
 Proceeds at Maturity
 $4,708,918 (Collateralized by
 various Corporate Bonds and a
 U.S. Treasury Note, with
 rates between 5.00% -- 8.96%
 and maturity dates between
 8/15/09 -- 12/29/49, with a
 Principal Amount of
 $4,661,280 and a Market Value
 of $4,872,680)(d)............  $ 3,140,307       3,140,307   $1,565,775      1,565,775   $4,706,082        4,706,082
                                              -------------                ------------                --------------
Total Repurchase Agreement
 (Cost $4,706,082)............                    3,140,307                   1,565,775                     4,706,082
                                              -------------                ------------                --------------
TIME DEPOSITS (2.7%)
Abbey National PLC
 5.34%, due 1/2/07(d).........   20,935,379      20,935,379      615,893        615,893   21,551,272       21,551,272
Banco Bilbao Vizcaya
 Argentaria S.A.
 5.30%, due 1/9/07(d).........                                   307,947        307,947      307,947          307,947
Bank of America Corp.
 5.27%, due 1/19/07(d)(e).....    2,616,923       2,616,923      307,947        307,947    2,924,870        2,924,870
Bank of Montreal
 5.30%, due 1/26/07(d)........                                   461,919        461,919      461,919          461,919
Barclays
 5.32%, due 1/18/07(d)........                                   307,947        307,947      307,947          307,947
Calyon
 5.31%, due 2/12/07(d)........                                   307,947        307,947      307,947          307,947
Citigroup
 5.325%, due 3/22/07(d).......    2,616,923       2,616,923      307,947        307,947    2,924,870        2,924,870
Credit Suisse First Boston
 Corp.
 5.30%, due 1/12/07(d)........                                   307,947        307,947      307,947          307,947
HBOS Halifax Bank of Scotland
 5.30%,1/10/07(d).............                                   307,947        307,947      307,947          307,947
Lloyds TSB Bank PLC
 5.29%, due 2/21/07(d)........                                   307,947        307,947      307,947          307,947
Rabobank Nederland
 5.29%, due 3/6/07(d).........                                   307,947        307,947      307,947          307,947



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                                                  ICAP EQUITY
                                     ICAP EQUITY FUND            ALL CAP VALUE FUND             PRO FORMA FUND
                                ---------------------------   -------------------------   ---------------------------
                                 PRINCIPAL                    PRINCIPAL                   PRINCIPAL
                                  AMOUNT          VALUE         AMOUNT        VALUE         AMOUNT         VALUE
                                -----------   -------------   ----------   ------------   ----------   --------------
Standard Chartered Bank
 5.29%, due 1/10/07(d)........                                   153,973        153,973      153,973          153,973
UBS AG
 5.285%, due 1/12/07(d).......                                   307,947        307,947      307,947          307,947
                                              -------------                ------------                --------------
Total Time Deposits
 (Cost $30,480,480)...........                   26,169,225                   4,311,255                    30,480,480
                                              -------------                ------------                --------------
Total Short-Term Investments
 (Cost $57,832,059)...........                   42,354,213                  15,479,617                    57,833,830
                                              -------------                ------------                --------------
Total Investments
 (Cost $964,012,462)(f).......        104.9%  1,041,218,300        105.9%   166,715,401        105.0%   1,207,933,701(g)
Liabilities in Excess of
 Cash and Other Assets........         (4.9)    (48,727,052)        (5.9)    (9,345,585)        (5.0)     (58,072,637)
                                -----------   -------------   ----------   ------------   ----------   --------------
Net Assets....................        100.0%  $ 992,491,248        100.0%  $157,369,816        100.0%  $1,149,861,064
                                ===========   =============   ==========   ============   ==========   ==============


---------------


(+) Percentages indicated are based on Fund net assets.



(&) Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.



(a) ADR -- American Depositary Receipt.



(b) Non-income producing security.



(c) Represents a security, or a portion thereof, which is out on loan.



(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.



(e) Floating rate. Rate shown is the rate in effect at December 31, 2006.



(f) The cost for federal income tax purposes is $965,029,037.



(g) At December 31, 2006 net unrealized appreciation was $242,904,664, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $246,913,525 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,008,861.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

         REORGANIZATION BETWEEN ICAP EQUITY FUND AND ALL CAP VALUE FUND


              PRO FORMA COMBINED STATEMENT OF ASSETS & LIABILITIES


                        AT DECEMBER 31, 2006 (UNAUDITED)



                                                                                    ICAP EQUITY
                               ICAP EQUITY      ALL CAP VALUE    ADJUSTMENTS       PRO FORMA FUND
                              --------------    -------------    -----------       --------------
ASSETS:
Investment in securities, at
 value......................  $1,041,218,300(a) $166,715,401(b)  $        --       $1,207,933,701(c)
Cash........................       8,101,303           5,961              --            8,107,264
Receivables:
 Investment securities
   sold.....................       2,888,274              --              --            2,888,274
 Dividends and interest.....       1,561,585         103,581              --            1,665,166
 Fund shares sold...........       1,090,449         127,983              --            1,218,432
Other assets................          63,308          36,268              --               99,576
                              --------------    ------------     -----------       --------------
   Total assets.............   1,054,923,219     166,989,194              --        1,221,912,413
                              --------------    ------------     -----------       --------------

LIABILITIES:
Securities lending
 collateral.................      42,354,213       9,411,387              --           51,765,600
Payables:
 Fund shares redeemed.......      18,424,113          11,599              --           18,435,712
 Investment securities
   purchased................         910,077              --              --              910,077
 Manager....................         535,923          97,831              --              633,754
 Transfer agent.............         135,818          45,438              --              181,256
 Professional fees..........          41,817          16,943              --               58,760
 Shareholder communication..          20,775          16,246              --               37,021
 Reorganization costs.......              --              --          39,500(f)            39,500
 NYLIFE Distributors........           2,731          13,190              --               15,921
 Custodian..................           3,222             853              --                4,075
 Directors..................           1,342           1,588              --                2,930
Accrued expenses............           1,940           4,303              --                6,243
                              --------------    ------------     -----------       --------------
   Total liabilities........      62,431,971       9,619,378          39,500           72,090,849
                              --------------    ------------     -----------       --------------
Net assets..................  $  992,491,248    $157,369,816     $   (39,500)      $1,149,821,564
                              ==============    ============     ===========       ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of
 $.01 and $.001 per share,
 respectively) 100 million
 and 1 billion shares
 authorized, respectively:
 Class A....................  $        1,510    $      1,402     $     5,194(d)(e) $        8,106
 Class B....................              --             547            (547)(e)               --
 Class C....................             427             202             480(d)             1,109
 Class I....................         218,180           8,117          19,547(d)           245,844
 Class R1...................               9              --              --                    9
 Class R2...................             258              --              --                  258
 Class R3...................               6              --              --                    6
Additional paid-in
 capital....................     773,342,776     128,818,796         (24,674)(d)      902,136,898
Accumulated undistributed
 net investment income......          32,413         115,680         (39,500)(f)          108,593
Accumulated undistributed
 net realized gain on
 investments and written
 options....................       1,804,703       1,594,799              --            3,399,502
Net unrealized appreciation
 on investments.............     217,090,966      26,830,273              --          243,921,239
                              --------------    ------------     -----------       --------------
Net assets..................  $  992,491,248    $157,369,816     $   (39,500)      $1,149,821,564
                              ==============    ============     ===========       ==============



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                                    ICAP EQUITY
                               ICAP EQUITY      ALL CAP VALUE    ADJUSTMENTS       PRO FORMA FUND
                              --------------    -------------    -----------       --------------
CLASS A
Net assets applicable to
 outstanding shares.........  $    6,798,122    $ 21,417,104     $ 8,271,875(e)(f) $   36,487,101
                              ==============    ============     ===========       ==============
Shares of capital stock
 outstanding................         151,025       1,401,529        (741,968)(d)(e)        810,586
                              ==============    ============     ===========       ==============
Net asset value per share
 outstanding................  $        45.01    $      15.28              --       $        45.01
Maximum sales charge (5.50%
 of offering price).........            2.62            0.89              --                 2.62
                              --------------    ------------     -----------       --------------
Maximum offering price per
 share outstanding..........  $        47.63    $      16.17     $        --       $        47.63
                              ==============    ============     ===========       ==============
CLASS B
Net assets applicable to
 outstanding shares.........  $           --    $  8,277,549     $(8,277,549)(e)   $           --
                              ==============    ============     ===========       ==============
Shares of capital stock
 outstanding................              --         546,601        (546,601)(e)               --
                              ==============    ============     ===========       ==============
Net asset value and offering
 price per share
 outstanding................  $           --    $      15.14     $    (15.14)(e)   $           --
                              ==============    ============     ===========       ==============
CLASS C
Net assets applicable to
 outstanding shares.........  $    1,921,516    $  3,062,804     $      (811)(f)   $    4,983,509
                              ==============    ============     ===========       ==============
Shares of capital stock
 outstanding................          42,741         202,331        (134,222)(d)          110,850
                              ==============    ============     ===========       ==============
Net asset value and offering
 price per share
 outstanding................  $        44.96    $      15.14     $        --       $        44.96
                              ==============    ============     ===========       ==============
CLASS I
Net assets applicable to
 outstanding shares.........  $  982,543,300    $124,612,359     $   (33,015)(f)   $1,107,122,644
                              ==============    ============     ===========       ==============
Shares of capital stock
 outstanding................      21,818,048       8,117,479      (5,351,109)(d)       24,584,418
                              ==============    ============     ===========       ==============
Net asset value and offering
 price per share
 outstanding................  $        45.03    $      15.35     $        --       $        45.03
                              ==============    ============     ===========       ==============
CLASS R1
Net assets applicable to
 outstanding shares.........  $       40,160    $         --     $        --       $       40,160
                              ==============    ============     ===========       ==============
Shares of capital stock
 outstanding................             892              --              --                  892
                              ==============    ============     ===========       ==============
Net asset value and offering
 price per share
 outstanding................  $        45.00*   $         --     $        --       $       45.00*
                              ==============    ============     ===========       ==============
CLASS R2
Net assets applicable to
 outstanding shares.........  $    1,160,789    $         --     $        --       $    1,160,789
                              ==============    ============     ===========       ==============
Shares of capital stock
 outstanding................          25,786              --              --               25,786
                              ==============    ============     ===========       ==============
Net asset value and offering
 price per share
 outstanding................  $        45.02    $         --     $        --       $        45.02
                              ==============    ============     ===========       ==============



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                                    ICAP EQUITY
                               ICAP EQUITY      ALL CAP VALUE    ADJUSTMENTS       PRO FORMA FUND
                              --------------    -------------    -----------       --------------
CLASS R3
Net assets applicable to
 outstanding shares.........  $       27,361    $         --     $        --       $       27,361
                              ==============    ============     ===========       ==============
Shares of capital stock
 outstanding................             608              --              --                  608
                              ==============    ============     ===========       ==============
Net asset value and offering
 price per share
 outstanding................  $        45.00    $         --     $        --       $        45.00
                              ==============    ============     ===========       ==============


---------------


 * Difference in the NAV recalculation and NAV stated is caused by rounding differences.



(a) Identified cost $824,127,334 including $41,085,072 market value of securities loaned.



(b) Identified cost $139,885,128 including $9,079,309 market value of securities loaned.



(c) Identified cost $964,012,462 including $50,164,381 market value of securities loaned.



(d) Reflects share adjustments, net of retired shares of All Cap Value Fund. (Calculation: Pro Forma Net Assets/Pro Forma NAV per share to arrive at adjustment for capital stock and shares outstanding)



(e) Adjustments made to reflect that holders of Class B shares of the All Cap Value Fund will receive Class A shares of the ICAP Equity Fund. The ICAP Equity Fund does not offer Class B shares.



(f) Costs shown represents fifty percent of the estimated reorganization expenses which will be borne by the All Cap Value Fund. The remaining fifty percent will be borne by NYLIM. See "Expenses of the Reorganization" for more information.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

              REORGANIZATION BETWEEN ICAP EQUITY AND ALL CAP VALUE



                   PRO FORMA COMBINED STATEMENT OF OPERATIONS


      FOR THE PERIOD JANUARY 1, 2006 THROUGH DECEMBER 31, 2006 (UNAUDITED)



                                                                                  ICAP EQUITY
                                        ICAP         ALL CAP                       PRO FORMA
                                       EQUITY         VALUE       ADJUSTMENTS         FUND
                                    ------------   -----------    ------------    ------------
INVESTMENT INCOME:
INCOME:
 Dividends........................  $ 19,047,944(a) $ 2,925,458(b) $         --   $ 21,973,402(c)
 Interest.........................       753,088       276,693              --       1,029,781
 Income from securities loaned --
   net............................         4,577        17,275              --          21,852
                                    ------------   -----------    ------------    ------------
   Total income...................    19,805,609     3,219,426              --      23,025,035
                                    ------------   -----------    ------------    ------------
EXPENSES:
 Manager..........................     7,136,798     1,239,053         (68,991)(d)    8,306,860
 Recordkeeping....................       216,992            --              --         216,992
 Transfer agent -- Classes A, B
   and C..........................         3,663        76,329              --          79,992
 Transfer agent -- Classes I, R1,
   R2 and R3......................       159,844        98,755              --         258,599
 Shareholder communication........        82,531        25,825              --         108,356
 Professional fees................        75,964        59,936         (29,703)(e)      106,197
 Custodian........................        53,234         8,835              --          62,069
 Directors........................        47,980         9,206              --          57,186
 Registration.....................        37,884        52,748              --          90,632
 Distribution/Service -- Class A
   ...............................         2,442        45,006          17,436(f)       64,884
 Service -- Class B...............            --        17,436         (17,436)(f)           --
 Service -- Class C...............           719         5,451              --           6,170
 Distribution/Service -- Class R2
   ...............................           120            --              --             120
 Distribution/Service -- Class R3
   ...............................            44            --              --              44
 Distribution -- Class B..........            --        52,307         (52,307)(e)           --
 Distribution -- Class C..........         2,156        16,354              --          18,510
 Shareholder service -- Class R1
   ...............................            10            --              --              10
 Shareholder service -- Class R2
   ...............................            49            --              --              49
 Shareholder service -- Class R3
   ...............................             9            --              --               9
 Miscellaneous....................        21,430        18,411         (18,072)(e)       21,769
                                    ------------   -----------    ------------    ------------
   Total expenses before waiver...     7,841,869     1,725,652        (169,073)      9,398,448
 Expense waiver from Manager .....      (696,363)     (175,336)        (73,474)(d)     (945,173)
                                    ------------   -----------    ------------    ------------
   Net expenses...................     7,145,506     1,550,316        (242,547)      8,453,275
                                    ------------   -----------    ------------    ------------
Net investment income.............    12,660,103     1,669,110         242,547      14,571,760
                                    ------------   -----------    ------------    ------------



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                                  ICAP EQUITY
                                        ICAP         ALL CAP                       PRO FORMA
                                       EQUITY         VALUE       ADJUSTMENTS         FUND
                                    ------------   -----------    ------------    ------------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND WRITTEN OPTIONS:
Net realized gain on:
 Investments......................    78,166,968    12,952,311              --      91,119,279
 Written option transactions......            --        36,586              --          36,586
                                    ------------   -----------    ------------    ------------
Net realized gain on investments
 and written option
 transactions.....................    78,166,968    12,988,897              --      91,155,865
                                    ------------   -----------    ------------    ------------
Net change in unrealized
 appreciation on investments......    75,705,157     8,083,542              --      83,788,699
                                    ------------   -----------    ------------    ------------
Net realized and unrealized gain
 on investments...................   153,872,125    21,072,439              --     174,944,564
                                    ------------   -----------    ------------    ------------
Net increase in net assets
 resulting from operations........  $166,532,228   $22,741,549    $    242,547    $189,516,324
                                    ============   ===========    ============    ============


---------------


(a) Dividends recorded net of foreign withholding taxes in the amount of $112,049.



(b) Dividends recorded net of foreign withholding taxes in the amount of $456.



(c) Dividends recorded net of foreign withholding taxes in the amount of $112,505.



(d) Reflects adjustment in expenses due to a reduction in management fees.



(e) Reflects adjustment in expenses due to elimination of duplicate services.



(f) Adjustments made to reflect that holders of Class B shares of the All Cap Value Fund will receive Class A shares of the ICAP Equity Fund. The ICAP Equity Fund does not offer Class B shares.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

     Certain of the ICAP Equity Fund's service providers changed in 2006 as part of the Fund's integration into the MainStay complex of funds. Note that, as indicated in the table below certain adjustments to reflect estimated expenses based on changes in providers.



                                                              ICAP EQUITY
                             ICAP     ALL CAP                  PRO FORMA
                            EQUITY     VALUE    ADJUSTMENTS      FUND
                           --------   -------   -----------   -----------
Expenses:
Recordkeeping............  $216,992   $    --    $(216,992)    $     --
Transfer agent Classes A,
  B and C................  $  3,663   $76,329    $  47,098     $127,090
Transfer agent Classes I,
  R1, R2 and R3..........  $159,844   $98,755    $ 242,187     $500,786
Custodian................  $ 53,234   $ 8,835    $ (30,902)    $ 31,167
Registration.............  $ 37,884   $52,748    $ (44,127)    $ 46,505
Miscellaneous............  $ 21,430   $18,411    $  35,665     $ 75,506


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

         REORGANIZATION BETWEEN ICAP EQUITY FUND AND ALL CAP VALUE FUND



                  PRO FORMA NOTES TO THE FINANCIAL STATEMENTS


                        AT DECEMBER 31, 2006 (UNAUDITED)



NOTE 1 -- BASIS OF COMBINATION:



     At meetings on March 29, 2007 and March 30, 2007, the Board of Directors of the ICAP Funds, Inc. and the Board of Directors of the Eclipse Funds, Inc. (the "Company"), approved the combination if, subject to the approval of the shareholders of MainStay All Cap Value Fund ("All Cap Value Fund"), a reorganization pursuant to which MainStay ICAP Equity Fund ("ICAP Equity Fund"), a series of ICAP Funds, Inc., will acquire all of the assets of All Cap Value Fund, a series of the Company, and assume the liabilities of such Fund, in exchange for a number of shares of ICAP Equity Fund equal in value to the net assets of the All Cap Value Fund (the "Reorganization"). Except as discussed under "Expenses of the Reorganization" in the proxy statement/prospectus, the expenses relating to the Reorganization will be borne equally by the All Cap Value Fund and NYLIM. No such expenses shall be borne by the ICAP Equity Fund. NYLIM and the Funds' Boards believe that the anticipated benefit to the All Cap Value Fund, as a result of the Reorganization as enumerated in the Proxy Statement/Prospectus, support the All Cap Value Fund bearing one-half of the costs of the Reorganization.



     The accounting survivor in the Reorganization will be the ICAP Equity Fund.



     The Reorganization will be accounted for as a tax-free reorganization. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at December 31, 2006. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of ICAP Equity Fund and All Cap Value Fund at December 31, 2006. The unaudited pro forma statement of operations reflects the results of operations of ICAP Equity Fund and All Cap Value Fund for the year ended December 31, 2006. These statements have been derived from the Fund's respective books and records utilized in calculating daily net asset value at the date indicated above for ICAP Equity Fund and All Cap Value Fund under generally accepted accounting principles in



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

         REORGANIZATION BETWEEN ICAP EQUITY FUND AND ALL CAP VALUE FUND the United States. The historical cost of investment securities will be carried forward to the surviving entity.



     The unaudited pro forma portfolio of investments, statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund that are incorporated by reference in the Statements of Additional Information. Note that the references regarding Class R1, R2 and R3 shares of the ICAP Equity Fund are included for informational purposes only and are not relevant to shareholders affected by the Reorganization due to the fact that the All Cap Value Fund does not offer Class R1, R2 or R3 shares.



NOTE 2 -- SECURITY VALUATION:



     The net asset value per share of each class of shares of each Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the exchange. The net asset value per share of each class of shares of each Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.



     Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Funds are open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

         REORGANIZATION BETWEEN ICAP EQUITY FUND AND ALL CAP VALUE FUND quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security that market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At December 31, 2006, there were no securities that were valued in such manner.



NOTE 3 -- CAPITAL SHARES:



     The unaudited pro forma net asset value per share assumes retired shares of common stock in connection with the proposed acquisition of All Cap Value Fund by ICAP Equity Fund as of December 31, 2006. The number of retired shares was calculated by dividing the net asset value of each Class of All Cap Value Fund by the respective Class net asset value per share of ICAP Equity Fund.



NOTE 4 -- UNAUDITED PRO FORMA ADJUSTMENTS:



     The accompanying unaudited pro forma financial statements reflect changes in portfolio shares as if the Reorganization had taken place on December 31, 2006. All Cap Value Fund expenses were adjusted assuming ICAP Equity Fund's fee structure was in effect for the year ended December 31, 2006.



NOTE 5 -- USE OF ESTIMATES:



     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



NOTE 6 -- FEDERAL INCOME TAXES:



     Each of the Funds is treated as a separate entity for federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

         REORGANIZATION BETWEEN ICAP EQUITY FUND AND ALL CAP VALUE FUND investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. By doing so, the Fund will be relived from all or substantially all of federal and state income and excise taxes.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                         FORM OF PROXY CARD

                                                         ECLIPSE FUNDS INC.

                                                     MAINSTAY ALL CAP VALUE FUND

                                     SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 16, 2007

The undersigned shareholder of the MainStay All Cap Value Fund of Eclipse Funds Inc., a Maryland Corporation, hereby constitutes and appoints Marguerite E.H. Morrison, Jeffrey Engelsman, and Thomas Lynch or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Fund held in his or her name on the books of the Fund and which he or she is entitled to vote at the Special Meeting of Shareholders to be held at the offices of New York Life Investment Management LLC
("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on July 16, 2007, beginning at 10:00 a.m. Eastern time, and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Fund and the Proxy Statement dated
May 31, 2007.

The undersigned hereby instructs the said proxies to cast all votes that the undersigned is entitled to cast in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote in their discretion on any other matter that may arise at the Special Meeting.

                                                 Please mark, sign, date and return the Proxy Card promptly using the enclosed
--------------------------------------------     envelope.
| [ADDRESS LINE 1]                          |
| [ADDRESS LINE 2]                          |    DATE:
| [ADDRESS LINE 3]                          |          -------------------------------------------------------
| [ADDRESS LINE 4]                          |
| [ADDRESS LINE 5]                          |    SIGNATURE(S):
| [ADDRESS LINE 6]                          |                  -----------------------------------------------
| [ADDRESS LINE 7]                          |    NOTE: Please sign exactly as your name appears on the account. When shares are held
| [ADDRESS LINE 8]                          |    by joint tenants, both should sign. When signing as attorney, executor,
| [ADDRESS LINE 9]                          |    administrator, trustee or guardian, please provide full title as such. If a
--------------------------------------------     corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.

                                                 [ ]  Please check this box if you plan to attend the Special Meeting.

------------------------------------------------------------------------------------------------------------------------------------

                                                        - PLEASE FOLD HERE -

                               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ECLIPSE
                             FUNDS INC. (THE "FUNDS"), WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
                                                            THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

     PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES OR AUTHORIZE YOUR PROXY:

     -    TOUCHTONE: To authorize your proxy by phone call toll free     -----------------------------------------------------------
          1-866-458-9850 and follow the recorded instructions.
                                                                         VOTING CONTROL ID: [123456789101]

     -    INTERNET: Authorize your proxy on the Internet at              CHECK DIGIT ID:    [123]
          https://vote.proxy-direct.com and follow the on-screen
          instructions.                                                  -----------------------------------------------------------

     -    MAIL: Return the signed proxy card in the enclosed envelope.

IF YOU WOULD LIKE TO AUTHORIZE YOUR PROXY OVER THE PHONE, PLEASE CALL 1-800-821-2712. REPRESENTATIVES ARE AVAILABLE TO RECORD YOUR
INSTRUCTION QUICKLY OVER THE PHONE. THEY ALSO ARE AVAILABLE TO ANSWER ANY QUESTIONS YOU MAY HAVE REGARDING THE PROXY MATERIALS.

                                                         PLEASE VOTE TODAY.

                                               SEE THE REVERSE SIDE FOR THE PROPOSAL.

                           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ECLIPSE FUNDS INC., WHICH
                                 UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSAL.

     To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the MainStay All Cap Value Fund by the MainStay ICAP Equity Fund, a series of ICAP Funds, Inc., a
     Maryland corporation, in exchange for shares of the MainStay ICAP Equity Fund to be distributed to the shareholders of the
     MainStay All Cap Value Fund by the MainStay ICAP Equity Fund; and (ii) the subsequent redemption of the shares of and termination of the MainStay All Cap Value Fund

                                            [ ] FOR   [ ] WITHHOLD   [ ] ABSTAIN   [ ] AGAINST

                                PLEASE BE SURE TO SIGN ON THE REVERSE SIDE BEFORE MAILING THIS PROXY

13530561.2

                                 ICAP FUNDS, INC

                                     PART C
                                OTHER INFORMATION

Item 15. Item 15. INDEMNIFICATION

A. Maryland Law and By-Laws.

     Our charter requires us to indemnify our current and former directors and officers to the maximum extent permitted by the Maryland General Corporation Law (the "MGCL"). Our Bylaws require us to indemnify or advance expenses to our directors and officers to the extent permitted or required by the MGCL, provided that indemnification or advance of expenses to any person other than a director must be specifically approved by resolution of the Board of Directors.

     MGCL requires us to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service as a director or officer. MGCL permits us to indemnify our present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding unless it is established that:

     1. the act or omission was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;

     2. the director or officer actually received an improper personal benefit in money, property or services; or

     3. in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

     A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the prescribed standard of conduct is not met. However, indemnification or an adverse judgment in a suit by us or in our right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

     In addition, MGCL permits us to advance reasonable expenses to a director or officer upon receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

     Notwithstanding MGCL, the Investment Company Act of 1940 does not allow the protection of any director or officer against liability to us or our security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

     In addition, each Director has entered into a written agreement with the Fund pursuant to which the Fund is contractually obligated to indemnify the Director to the fullest extent permitted by law and by the Articles of Incorporation and Bylaws of the Fund.

     B. Insurance.

     New York Life Insurance Company maintains Directors and Officers Liability insurance coverage. The policy covers the Directors, Officers, and Trustees of New York Life, its subsidiaries certain affiliates including ICAP Funds, Inc. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

     C. Securities and Exchange Commission Position.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 16. EXHIBITS

Articles of Incorporation

(1) Copies of Charter of Registrant

a. Registrant's Articles of Incorporation   Registrant's Registration Statement
                                            on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on April 29, 1997.

b. Registrant's Articles Supplementary,     Registrant's Registration Statement
dated December 8, 1997                      on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on December 23, 1997.

c. Registrant's Articles of Amendment,      Registrant's Registration Statement
dated April 29, 2005                        on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on April 29, 2005.

d. Registrant's Articles Supplementary,     Registrant's Registration Statement
dated May 22, 2006                          on Form N-1A as filed with the
                                            Securities and Exchange.

                                            Commission on August 29, 2006.

e. Registrant's Articles of Amendment,      Registrant's Registration Statement
dated May 22, 2006                          on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on August 29, 2006.

f. Registrant's Articles Supplementary      Filed herewith.
dated April 13, 2007


(2) By-Laws

a. Registrant's By-Laws                     Registrant's Registration Statement
                                            on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on April 29, 1997.

b. Amendment to Registrant's By-Laws        Registrant's Registration Statement
dated February 16, 2005                     on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on April 29, 2005.

(3) Not Applicable.

(4) Form of Agreement and Plan of Reorganization (filed herewith as Exhibit A to this Proxy Statement/Prospectus)

(5) See the Articles of Incorporation, as amended and supplemented from time to time (Exhibit 1, above), and the Amended By-Laws (Exhibit 2, above)

(6) Management Contracts

a. Investment Advisory Agreement dated as   Registrant's Registration Statement
of December 30, 1994                        on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on April 29, 1997.

b. Amendment to Investment Advisory         Registrant's Registration Statement
Agreement dated as of December 31, 1997     on Form N-1A as filed with the
(Select Equity Portfolio)                   Securities and Exchange Commission
                                            on December 23, 1997.

c. Amendment to Investment Advisory         Registrant's Registration Statement
Agreement dated as of December 31, 1997     on Form N-1A as filed with the
(Euro Select Portfolio)                     Securities and Exchange Commission
                                            on December 23, 1997.

d. Amendment to Investment Advisory         Registrant's Registration Statement
Agreement dated as of September 1, 2001     on Form N-1A as filed with the
(Euro Select Portfolio)                     Securities and Exchange Commission
                                            on April 22, 2002.

e. Expense Cap Agreement dated April 30,    Registrant's Registration Statement
1999                                        on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on April 30, 1999.

f. First Amendment to Expense Cap           Registrant's Registration Statement
Agreement dated April 30, 2000              on Form N-1A as filed with the
                                            Securities and Exchange.

                                            Commission on April 27, 2000.

g. Second Amendment to Expense Cap          Registrant's Registration Statement
Agreement dated April 30, 2001              on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on April 23, 2001.

h. Third Amendment to Expense Cap           Registrant's Registration Statement
Agreement dated September 1, 2001           on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on April 22, 2002.

i. Fourth Amendment to Expense Cap          Registrant's Registration Statement
Agreement dated as of May 1, 2002           on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on April 22, 2002.

j. Fifth Amendment to Expense Cap           Registrant's Registration Statement
Agreement dated as of May 1, 2003           on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on April 18, 2003.

k. Sixth Amendment to Expense Cap           Registrant's Registration Statement
Agreement dated as of May 1, 2004           on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on April 22, 2004.

l. Seventh Amendment to Expense Cap         Registrant's Registration Statement
Agreement dated as of May 1, 2005           on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on April 29, 2005.

m. Eighth Amendment to Expense Cap          Registrant's Registration Statement
Agreement dated May 1, 2006                 on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on April 18, 2006.

n. Interim Advisory Agreement dated as of   Registrant's Registration Statement
June 30, 2006 with ICAP*                    on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on August 29, 2006.

o. Investment Advisory Agreement dated as   Registrant's Registration Statement
of August 25, 2006 with NYLIM               on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on August 29, 2006.

p. Form of Expense Cap Agreement dated as   Registrant's Registration Statement
of August 25, 2006 with NYLIM               on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on August 29, 2006.

q. Subadvisory Agreement dated as of        Registrant's Registration Statement
August 31, 2006 between NYLIM and ICAP      on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on August 29, 2006.

r. Expense Limitation Agreement             Filed herewith.
dated as of May 1, 2007

(7) Distribution Agreements

a. Distribution Agreement dated as of       Registrant's Registration Statement
June 30, 2006 with NYLife Distributors      on Form N-1A as filed with the
LLC                                         Securities and Exchange Commission
                                            on August 29, 2006.

(8) Not Applicable.

(9) Custodian Agreements

a. Custodian Agreement with United          Registrant's Registration Statement
Missouri Bank, N.A. ("UMB") dated           on Form N-1A as filed with the
December 30, 1994                           Securities and Exchange Commission
                                            on April 29, 1997.

b. Amendment to Custodian Agreement with    Registrant's Registration Statement
UMB                                         on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on December 23, 1997.

c. Amendment to Custodian Agreement with    Registrant's Registration Statement
UMB dated as of July 2, 2001                on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on April 22, 2002.

d. Form of Appendix A to Custodian          Registrant's Registration Statement
Agreement with UMB                          on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on April 18, 2003.

e. Rule 17f-5 Delegation Agreement with     Registrant's Registration Statement
UMB dated February 11, 2004                 on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on April 22, 2004.

f. Custodian Agreement with Investors       Registrant's Registration Statement
Bank and Trust Company dated as of          on Form N-1A as filed with the
June 30, 2005*                              Securities and Exchange Commission
                                            on August 29, 2006.

g. Amendment to Custodian Agreement with    Registrant's Registration Statement
Investors Bank and Trust Company dated as   on Form N-1A as filed with the
of August 31, 2006                          Securities and Exchange Commission
                                            on August 29, 2006.

(1) 12b-1 Plan Services Agreements and Shareholder Services Plans

a. Plan of Distribution pursuant to Rule    Registrant's Registration Statement
12b-1 (Class A Shares)*                     on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on August 29, 2006.

b. Plan of Distribution pursuant to Rule    Registrant's Registration Statement
12b-1 (Class C Shares)*                     on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on August 29, 2006.

c. Plan of Distribution pursuant to Rule    Registrant's Registration Statement
12b-1 (Class R2 Shares)*                    on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on August 29, 2006.

d. Plan of Distribution pursuant to Rule    Registrant's Registration Statement
12b-1 (Class R3 Shares)*                    on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on August 29, 2006.

e. Shareholder Services Plan                Registrant's Registration Statement
(Class R1 Shares)                           on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on August 29, 2006.

f. Shareholder Services Plan                Registrant's Registration Statement
(Class R2 Shares)                           on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on August 29, 2006.

g. Shareholder Services Plan                Registrant's Registration Statement
(Class R3 Shares)                           on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on August 29, 2006.

h. Multi-Class Plan Pursuant to             Registrant's Registration Statement
Rule 18f-3                                  on Form N-1A as filed with the
                                            Securities and Exchange Commission
                                            on August 29, 2006.


(11) Opinion and consent of                 Filed herewith.
(Venable LLP) regarding legality
of issuance of shares and other
matters.



(12) Form of opinion of Dechert LLP         Filed herewith.
regarding tax matters.


(13) Not Applicable.


(14) Consent of Independent Auditors.       Filed herewith.


(15) Not Applicable.


(16) Powers of Attorney.                    Filed herewith.


Item 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Parsippany and State of New Jersey, on the 23rd day of May, 2007.

                                        ICAP Funds, Inc.
                                        (Registrant)


                                        By: /s/ Thomas Lynch
                                            ------------------------------------
                                            THOMAS LYNCH
                                            ASSISTANT SECRETARY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.



/s/ Brian A. Murdock                    Director and Chief Executive Officer   May 23, 2007
-------------------------------------
BRIAN A. MURDOCK*


/s/ Stephen P. Fisher                   President                              May 23, 2007
-------------------------------------
STEPHEN FISHER*


/s/ Robert P. Mulhearn                  Director                               May 23, 2007
-------------------------------------
ROBERT P. MULHEARN*


/s/ Susan B. Kerley                     Director                               May 23, 2007
-------------------------------------
SUSAN B. KERLEY *



/s/ Peter Meenan                        Director                               May 23, 2007
-------------------------------------
PETER MEENAN*


/s/ Arphiela Arizmendi                  Treasurer and Principal                May 23, 2007
-------------------------------------   Financial and Accounting Officer
ARPHIELA ARIZMENDI*

* Signatures affixed by Thomas Lynch pursuant to Powers of Attorney dated April 4 and 5, 2007, filed herewith.